                                                                   10.(iv)(D)(6)





                      MONTGOMERY WARD & CO., INCORPORATED
                           RETIREMENT SECURITY PLAN













                      (AS AMENDED AND RESTATED EFFECTIVE
                            AS OF JANUARY 1, 1998)

                               TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
PREAMBLES......................................................................................................   1

ARTICLE I Background Information...............................................................................   4
         1.1          Purpose of Plan..........................................................................   4
         1.2          Application of Restatement and Determination of Retirement Benefits......................   4
         1.3          Other Effective Dates....................................................................   5

ARTICLE II Definitions.........................................................................................   6
         2.1          "Accrued Benefit"........................................................................   6
         2.2          "Actuarial Equivalent" or "Equivalent Actuarial Value"...................................   7
         2.3          "Actuary"................................................................................  10
         2.4          "Administrative Director"................................................................  10
         2.5          "Affiliate"..............................................................................  10
         2.6          "Average Weekly Hours"...................................................................  10
         2.7          "Beneficiary"............................................................................  10
         2.8          "Board"..................................................................................  10
         2.9          "Break in Service".......................................................................  10
         2.10         "Cash Balance Account"...................................................................  11
         2.11         "Code"...................................................................................  11
         2.12         "Committee"..............................................................................  11
         2.13         "Company"................................................................................  11
         2.14         "Continuous Service".....................................................................  11
         2.15         "Credited Service".......................................................................  11
         2.16         "Daily Pay Rate".........................................................................  13
         2.17         "Direct Rollover"........................................................................  13
         2.18         "Disability Participant".................................................................  13
         2.19         "Disability Plan"........................................................................  13
         2.20         "Disability Retirement Benefit"..........................................................  13
         2.21         "Distributee"............................................................................  13
         2.22         "Effective Date".........................................................................  13
         2.23         "Eligible Location Shutdown Participant".................................................  13
         2.24         "Eligible Retirement Plan"...............................................................  14
         2.25         "Eligible Rollover Distribution".........................................................  14
         2.26         "Employee" or "Associate"................................................................  14
         2.27         "ERISA"..................................................................................  15
         2.28         "Highly Compensated Associate"...........................................................  15
         2.29         "Hours of Service".......................................................................  15
         2.30         "Immediate Cash Balance Account Annuity".................................................  15
         2.31         "Interest Credit(s)".....................................................................  15
         2.32         "Investment Manager".....................................................................  15
         2.33         "IRS"....................................................................................  15
         2.34         "Jefferson Stores Plan"..................................................................  16
         2.35         "Labor Department".......................................................................  16

         2.36         "Lechmere"..............................................................................   16
         2.37         "Lechmere Cash Balance Account".........................................................   16
         2.38         "Lechmere Immediate Cash Balance Account Annuity".......................................   16
         2.39         "Lechmere Interest Credits".............................................................   16
         2.40         "Lechmere Plan".........................................................................   16
         2.41         "Optional Retirement Benefit"...........................................................   16
         2.42         "Participant"...........................................................................   16
         2.43         "Participating Company".................................................................   16
         2.44         "PBGC"..................................................................................   17
         2.45         "Plan"..................................................................................   17
         2.46         "Prior Plans"...........................................................................   17
         2.47         "Regulations"...........................................................................   17
         2.48         "Required Contributions"................................................................   17
         2.49         "Retirement" or "Retire"................................................................   17
         2.50         "Retirement Benefit"....................................................................   17
         2.51         "Retirement Security Plan"..............................................................   17
         2.52         "Savings Plan"..........................................................................   18
         2.53         "Signature".............................................................................   18
         2.54         "Service"...............................................................................   18
         2.55         "Surviving Spouse"......................................................................   19
         2.56         "Total Earnings"........................................................................   19
         2.57         "Transferred Contribution Account"......................................................   20
         2.58         "Trust".................................................................................   20
         2.59         "Trust Agreement".......................................................................   20
         2.60         "Trust Fund"............................................................................   20
         2.61         "Trustees"..............................................................................   20
         2.62         "Vest", "Vested" or "Vesting"...........................................................   20
         2.63         "Ward"..................................................................................   21
         2.64         "Weekly Pay Rate".......................................................................   21
         2.65         "Year"..................................................................................   21
         2.66         "Year of Credited Service"..............................................................   21
         2.67         "Year of Service".......................................................................   22

ARTICLE III Effective Date....................................................................................   22

ARTICLE IV Eligibility........................................................................................   22

ARTICLE V Participation.......................................................................................   24
         5.1          Enrollment..............................................................................   24
         5.2          Suspension of Participation.............................................................   24
         5.3          Break in Service........................................................................   25
         5.4          Qualified Military Service..............................................................   25

ARTICLE VI Contributions......................................................................................   25
         6.1          Cessation of a Participant's Contributions..............................................   25
         6.2          Company Contributions...................................................................   25
         6.3          Actuarial Assumptions...................................................................   26

ARTICLE VII Cash Balance Account and Lechmere Cash Balance Account............................................   26
         7.1          Cash Balance Account - In General.......................................................   26
         7.2          Annual Cash Balance Contribution........................................................   27
         7.3          Location Shutdown Contribution..........................................................   28
         7.4          Interest Credits........................................................................   28
         7.5          Immediate Cash Balance Account Annuity..................................................   29
         7.6          Lechmere Cash Balance Account - In General..............................................   30
         7.7          Lechmere Interest Credits...............................................................   30
         7.8          Lechmere Immediate Cash Balance Account Annuity.........................................   30

ARTICLE VIII Retirement Dates.................................................................................   31
         8.1          Normal Retirement Date..................................................................   31
         8.2          Early Retirement Date...................................................................   31
         8.3          Postponed Retirement Date...............................................................   32
         8.4          Disability Retirement Date..............................................................   32

ARTICLE IX Amount of Retirement Benefit or Disability Retirement Benefit......................................   32
         9.1          Retirement Benefit Payable upon Retirement at Normal Retirement Date....................   32
         9.2          Retirement Benefit Payable upon Retirement at Early Retirement Date.....................   33
         9.3          Retirement Benefit Payable upon Retirement at Postponed Retirement Date.................   33
         9.4          Disability Retirement Benefit Payable at Disability Retirement Date.....................   34
         9.5          Offset of Retirement Benefit............................................................   35
         9.6          Cessation of Benefit Payments Following Reemployment After Retirement...................   36
         9.7          Retirement Benefit Payable upon Retirement Following Reemployment after
                        Termination of Service................................................................   36
         9.8          Maximum Amount of Retirement Benefit....................................................   37

ARTICLE X Eligibility for Retirement Benefit..................................................................   39
         10.1         Eligibility for Retirement Benefit at Normal Retirement Date............................   39
         10.2         Eligibility for Retirement Benefit at Early Retirement Date.............................   39
         10.3         Eligibility for Retirement Benefit at Postponed Retirement Date.........................   40
         10.4         Disability Plan Benefits................................................................   40

ARTICLE XI Methods of Payment.................................................................................   40
         11.1         Qualified Joint and Survivor Benefit....................................................   40
         11.2         Optional Methods of Payment.............................................................   41
         11.3         Election of Optional Method of Payment..................................................   43
         11.4         Rules Regarding Distribution of Benefits................................................   44
         11.5         Written Explanations of Survivor Benefit................................................   46
         11.6         Cash Out................................................................................   48
         11.7         Direct Rollover.........................................................................   49
         11.8         Disability Retirement Benefit...........................................................   49

ARTICLE XII Death Benefits....................................................................................   49
         12.1         Pre-Retirement Death Benefit............................................................   50
         12.2         Death Benefits Attributable to Cash Balance Account and Lechmere Cash Balance Account...   50
         12.3         Designation of Beneficiary..............................................................   52

ARTICLE XIII Termination of Service...........................................................................   53
         13.1         Termination of Service by Non-Vested Participant........................................   53
         13.2         Termination of Service by Vested Participant............................................   53
         13.3         Termination of Service without a Break in Service.......................................   54
         13.4         Termination of Service Following Reemployment...........................................   54

ARTICLE XIV Alienation of Benefits............................................................................   54
         14.1         Non-Assignability.......................................................................   54
         14.2         Judgment Offset.........................................................................   56

ARTICLE XV Administration.....................................................................................   57
         15.1         In General..............................................................................   57
         15.2         Appointment of Trustees.................................................................   57
         15.3         Appointment of Administrative Director..................................................   57
         15.4         Specific Responsibilities and Authority of the Committee................................   58
         15.5         Rules of Procedure......................................................................   59
         15.6         Trust Fund..............................................................................   59
         15.7         Claims Procedure........................................................................   61
         15.8         Payment of Expenses.....................................................................   62
         15.9         Notices, etc............................................................................   62
         15.10        Filing of Information...................................................................   63
         15.11        Claims Against Trust Fund...............................................................   63
         15.12        Agent for Service of Process............................................................   64

ARTICLE XVI Termination of Participating Company's Participation..............................................   64
         16.1         Right to Terminate......................................................................   64
         16.2         Effect of Termination and Payment of Distributable Reserve..............................   65
         16.3         Transfer of Assets to Successor Plan....................................................   65

ARTICLE XVII Amendment and Termination........................................................................   66
         17.1         Power to Amend..........................................................................   66
         17.2         Retroactive Amendments..................................................................   67
         17.3         Notices of Amendments...................................................................   67
         17.4         Effect of Termination...................................................................   67
         17.5         Distribution of Assets If No ERISA Termination..........................................   67
         17.6         Distribution of Assets Upon Termination.................................................   68
         17.7         Distribution of Assets Upon Termination Where Assets Not Sufficient.....................   69
         17.8         Effect of Partial Termination...........................................................   69

ARTICLE XVIII Limitations in the Event of Early Discontinuance................................................   70
         18.1         Application.............................................................................   70
         18.2         Restriction of Benefits.................................................................   70
         18.3         Payment of Benefits.....................................................................   71
         18.4         Additional Reserves.....................................................................   71

ARTICLE XIX Miscellaneous.....................................................................................   72
         19.1         In General..............................................................................   72

         19.2         Coordination of Payment of Benefits with Other Plans....................................   72
         19.3         Incapacity..............................................................................   72
         19.4         Inability to Locate Benefit Recipient...................................................   73
         19.5         Benefit Provided by Insurance...........................................................   73
         19.6         Credit for Prior Employment.............................................................   73
         19.7         Construction............................................................................   73

ARTICLE XX Top Heavy Provisions...............................................................................   73
         20.1         In General..............................................................................   74
         20.2         Definitions.............................................................................   74
         20.3         Vesting.................................................................................   74
         20.4         Distributions to Participants...........................................................   75
         20.5         Top Heavy Plan Years....................................................................   76
         20.6         Duplication of Benefits.................................................................   76

ARTICLE XXI Transfer of Amounts Attributable to Contributions Under the Jefferson Stores Plan.................   77
         21.1         Transfer of Accrued Benefit.............................................................   77
         21.2         Transfer Held in Trust..................................................................   77
         21.3         Payment of Benefits.....................................................................   77

ARTICLE XXII Transfer of Amounts Attributable to Contributions Under the Lechmere Plan........................   78
         22.1         Transfer of Accrued Benefit.............................................................   78
         22.2         Transfer Held in Trust..................................................................   78
         22.3         Payment of Benefits.....................................................................   78

                                                                                                                Page
Addendum A....................................................................................................   79

Addendum B....................................................................................................   81

                                   PREAMBLES
                                   ---------

         WHEREAS, the Retirement Security Plan first became effective on February 1, 1957, and was thereafter from time to time amended; and

         WHEREAS, effective January 1, 1975, Ward amended and restated the Retirement Security Plan to provide greater retirement security for eligible associates of Ward and Participating Companies; and

         WHEREAS, the Profit-Sharing Plan was merged into the Retirement Security Plan effective as of January 1, 1975; and WHEREAS, effective as of January 1, 1976, Ward amended the Retirement Security Plan to satisfy the requirements of ERISA; and

         WHEREAS, effective January 1, 1979, the Retirement Security Plan was amended and restated to reflect certain corporate reorganization changes, assure continued compliance with ERISA and the final regulations issued thereunder, satisfy the requirements of the 1978 amendments to the Age Discrimination in Employment Act of 1967 and include administrative and clarifying amendments; and

         WHEREAS, Ward further amended and restated the Retirement Security Plan for service on or after January 1, 1981, as a separate and distinct retirement benefit plan for management, administrative and supervisory associates, and to establish distinct and separately funded retirement benefit plans for timecard associates and for represented associates, with three separate trust accounts commingled for investment purposes; and

         WHEREAS, Ward amended and restated the Plan, effective April 1, 1983, so that amounts attributable to associate contributions made to the Plan after December 31, 1980, and the Profit-Sharing Plan Balances hereunder shall be transferred to the Savings Plan, adopted by Ward effective April 1, 1983, for the benefit of eligible associates, to eliminate associate contributions under the Plan, to require eligible associates to authorize salary reduction or payroll deduction contributions to the Savings Plan in order to be eligible for continued benefit accruals under the Plan, and to offset and reduce the benefits provided under the Plan by the benefits, if any, that are or could be provided by the Savings Plan funds attributable to the transferred associate contributions and the required salary reduction or payroll reduction contributions authorized by associates under the Savings Plan; and

         WHEREAS, Ward further amended the Plan, effective January 1, 1984, to provide a guaranteed minimum pension benefit for associates, to satisfy the requirements of the Tax Equity and Fiscal Responsibility Act of 1982, to comply with certain requirements regarding actuarial computations, and to make other technical changes; and

         WHEREAS, Ward further amended the Plan effective January 1, 1985, to merge the Retirement Plan for Employees of Jefferson Stores, Inc., into the Plan, to transfer amounts attributable to contributions under the Jefferson Stores Plan to the Plan for the benefit of eligible associates, to satisfy the requirements of the Deficit Reduction Act of 1984 and the Retirement Equity Act of 1984, and to make other technical changes; and

         WHEREAS, Ward amended and restated the Plan, effective January 1, 1989, to merge the: (a) Montgomery Ward & Co., Incorporated Management Retirement Security Plan; (b) Montgomery Ward & Co., Incorporated Timecard Retirement Security Plan and (c) Montgomery Ward & Co., Incorporated Represented Retirement Security Plan, to satisfy the requirements of the Tax Reform Act of 1986 and to make other technical changes; and

         WHEREAS, Ward amended and restated the Plan, effective January 1, 1994, to merge the Lechmere Plan into the Plan, effective as of August 1, 1994, to transfer amounts attributable to contributions under the Lechmere Plan to the Plan for the benefit of eligible associates, to satisfy the requirements of recent changes to the Code, and to make other technical changes; and

         WHEREAS, Ward amended the Plan, effective October 1, 1995, to provide for participation in the Plan by eligible employees of Montgomery Ward (Hong
Kong) Limited, as described in Addendum A; and

         WHEREAS, Ward amended the Plan, effective January 1, 1996, to provide for a Disability Retirement Benefit, to provide for participation in the Plan and service credit for certain employees of Signature who were previously employed with Amoco Oil Company, its affiliates or Emanacom Data Services, Inc., and to make other technical changes as requested by the Internal Revenue Service; and

         WHEREAS, Ward amended the Plan, effective April 1, 1997, to provide for participation in the Plan by eligible employees of Montgomery Ward & Co., Incorporated - Japan Branch, as described in Addendum B; and

         WHEREAS, Ward amended the Plan effective July 1, 1997, to: (a) freeze benefit accruals under the career average pay formula under the Plan as of July 1, 1997 (other than for Participants employed by Signature or Lechmere); (b) replace the career average pay formula with a Cash Balance Account to be credited with matching contributions based on a Participant's Basic Contributions to the Savings Plan (other than for Participants employed by Signature or Lechmere); and (c) provide for lump sum distribution of Cash Balance Accounts upon termination of employment; and

         WHEREAS, Ward amended the Plan effective September 17, 1997, to provide for a Location Shutdown Contribution for certain eligible Associates; and

         WHEREAS, Ward amended the Plan generally effective January 1, 1998, to modify certain provisions with respect to the Disability Retirement Benefit, to address the eligibility of certain Associates employed at the Romeoville, Illinois Distribution Center and to increase the cash out amount to $5,000 pursuant to the Taxpayer Relief Act of 1997; and

         WHEREAS, Ward desires to amend and restate the Plan generally effective January 1, 1998, to incorporate the amendments to the Plan since the last restatement, to make certain changes necessary or desirable as a result of the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997 and to make such other changes as the Committee shall deem necessary or desirable.

         NOW, THEREFORE, the Plan is hereby amended and restated to read as follows:

                                   ARTICLE I

                            Background Information
                            ----------------------

         I.1 Purpose of Plan. The purpose of this Plan is to provide
             ---------------
retirement benefits for eligible Associates of the Company and to thereby encourage such Associates to make and continue careers with the Company. The Plan, as amended and restated herein, and the Trust are intended to qualify as a plan and trust which continue to meet the requirements of Sections 401(a) and 501(a) of the Code.

         I.2 Application of Restatement and Determination of Retirement
             ----------------------------------------------------------
Benefits. This restatement applies to Associates who are in the Service of the
--------
Company on any date after the Effective Date. Any benefits payable to a Participant who retired or terminated service prior to January 1, 1981, without resuming service thereafter, or whose normal retirement date occurred on or before January 1, 1981, and the benefits payable to any Associate who was in the Service of the Company on December 31, 1980, but who has not enrolled in the Plan thereafter, will be paid from the Trust, but will be governed solely by the terms of the Retirement Security Plan. The total benefits payable from the Trust for any Participant enrolled in the Plan on any date after December 31, 1980, will be calculated in three parts or such lesser number of parts as may be applicable to the Participant: (a) the Participant's benefits determined as of December 31, 1980, under the Retirement Security Plan; provided that, in making such determination, Service after December 31, 1980, shall apply only for purposes of Vesting under the Retirement Security Plan, (b) the Participant's Supplemental Retirement Benefit determined as of the date of the Participant's Retirement or termination of Service under the Retirement Security Plan, and (c) the Participant's benefits determined under the Plan with respect to participation after December 31, 1980. Notwithstanding the foregoing, in the event of the death of any Participant who was enrolled in the Retirement Security Plan on December 31, 1980, and who became a Participant in the Plan on January 1, 1981, (a) if such Participant's Surviving Spouse is eligible to receive a Pre-Retirement Death Benefit, such Surviving Spouse shall be entitled to elect, in accordance with procedures established by the Committee, to receive in one lump sum the amounts attributable to associate contributions made prior to January 1, 1981, to the Retirement Security Plan, plus interest (determined in accordance with the Code and Regulations), and the amount of the Pre-Retirement Death Benefit payable to such Surviving Spouse shall be reduced by the Equivalent Actuarial Value of the lump sum payment if such election is made, and (b) the Retirement Benefit, and form in which benefits, if any, will be paid, shall be determined solely under the terms of the Plan as in effect on the date of the Participant's termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Participant. Benefits for all other Participants shall be determined under the terms of the Plan as in effect on the date of the Participant's termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Participant.

         I.3 Other Effective Dates. The Plan, as set forth herein, constitutes a
             ---------------------
restatement of the Plan and although this restatement is generally effective January 1, 1998, prior amendments to conform with applicable laws, as well as the inclusion of certain amendments since the last restatement, necessitates different effective dates for certain Plan provisions. Accordingly, notwithstanding the general effective date of this restatement, certain Plan sections herein have special effective dates as described therein, including, but not limited to, the following Plan sections which have special effective dates as indicated below:

               Sections                           Effective Date
               --------                           --------------
                                                  January 1, 1984 and October 1,
               Designated portions of 9.5         1984

               Designated portions of 2.15        January 1, 1989

               8.1 and 9.7                        January 1, 1987

               2.14, 2.15, 2.17,
               2.18 and 11.7                      January 1, 1993

               Sections 7.6 - 7.8                 July 1, 1994

               Designated portions of 2.2         August 1, 1994

               5.4                                December 12, 1994

               2.2(b)                             January 1, 1995

               Addendum A                         October 1, 1995

               Designated portions of 2.2, the
               third and fourth sentences and
               the last paragraph of 2.14, 2.16-2.18,
               the last paragraph of 2.64, the last three
               sentences of Article IV, the last sentence
               of 5.1, 8.4, 9.4, the last sentence of 9.7,
               the last sentence of 10.4, 11.5 and 11.8         January 1, 1996

               2.58 (elimination of the
               family aggregation rules) and 2.29               January 1, 1997

               Addendum B                                         April 1, 1997

               2.2(f), 2.9, 2.13, 2.26, 2.28, 2.29, 2.60,
               7.2, 7.4, 9.1, 9.3, the first sentence of 9.5,
               9.7, the first paragraph of 11.2, 11.2(e),
               11.5(c), 12.1, 12.2, the last two sentences
               of 12.3, 13.2-13.4, 15.4(c), 17.1(a)                July 1, 1997

               2.5, 2.16, 2.23, 2.64, 2.66, 7.1 and 7.3      September 17, 1997

               Designated portions of 2.2                       January 1, 1998

               Designated portions of 9.5                          June 1, 1998

               Designated portions of 9.4(b)                     August 1, 1998

               9.8 (elimination of the
               combined plan limit rules)                       January 1, 2000


                                  ARTICLE II

                                  Definitions
                                  -----------

         The following terms shall have the following meanings:

         II.1 "Accrued Benefit" means the amount of annual Retirement Benefit determined under Articles IX and X payable as a straight life annuity beginning at a Participant's Normal Retirement Date or, if applicable, the Participant's Postponed Retirement Date as determined in accordance with Article IX. The Accrued Benefit payable at Normal Retirement Date shall not be less than the Accrued Benefit of such

Participant determined on the date preceding the Effective Date under the terms of the Plan or the terms of the Lechmere Plan determined on June 30, 1994.

         II.2 "Actuarial Equivalent" or "Equivalent Actuarial Value" means, unless otherwise specified in the Plan, a benefit of equivalent value when computed on the basis of the actuarial tables and interest rates as set forth below; provided, however, that the interest rate used to determine whether the Equivalent Actuarial Value of a Retirement Benefit exceeds $3,500 (or, for periods beginning on or after January 1, 1998, $5,000) for purposes of the Plan or to determine the Equivalent Actuarial Value of a lump sum option provided under Section 11.6 shall not be greater than:

               (a) Effective January 1, 1996, for distributions during a Plan Year the annual interest rate on 30-Year Treasury securities specified by the Commissioner of the IRS for the September preceding the first day of such Plan Year ("30-Year Treasury Rate").

               (b) The rate set forth in subparagraphs (i) and (ii) below may be referred to as the PBGC Rate.

                    (i) the applicable interest rate if the accrued benefit (using such rate) is not in excess of $25,000; or

                    (ii) 120% of the applicable interest rate if the accrued
               benefit exceeds $25,000 (as determined under subparagraph (i) above). In no event shall the present value determined under subparagraph (ii) be less than $25,000.

               For purposes of subparagraphs (i) and (ii) above and Subsection
         (c) below, the applicable interest rate shall mean the interest rate or rates which would be used as of the first day of the calendar year in which the distribution commences by the PBGC for purposes of determining the present value of the Participant's benefits under the Plan if the Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the PBGC on that date ("PBGC Rate").

                  (c) Subject to the other provisions of this Section 2.2, for purposes of distributions prior to January 1, 1995 of the Retirement Benefit other than that portion attributable to the Lechmere Frozen Benefit, as defined in Section 9.1(d), and the Lechmere Immediate Cash Balance Annuity, "Actuarial Equivalent" or "Equivalent Actuarial Value" means the sex-neutral option factors listed below:

         Annuity Form               Mortality               Interest Rate
         ------------               ---------               -------------

         Qualified Joint            1971 GAT                     7.5%
         and Survivor               (60% male/40% female)
         Annuity

         100%, 75% or 50%           1971 GAT                     7.5%
         Contingent Annuity         (60% male/40% female)

         10 Year Certain            1971 GAT                     7.5%
         and Life Annuity           (60% male/40% female)

         Level Income               1971 GAT                     7.5%
         Annuity                    (60% male/40% female)

         Lump Sum Option            1983 GAM                     Applicable
         (males)                     Interest
     Rate

               (d) Subject to the other provisions of this Section 2.2, for purposes of distributions prior to January 1, 1995 of the Lechmere Frozen Benefit, as defined in Section 9.1(d), and the Lechmere Immediate Cash Balance Annuity, "Actuarial Equivalent" or "Equivalent Actuarial Value" means the sex-neutral option factors listed below:

         Annuity Form                    Mortality        Interest Rate
         ------------                    ---------        -------------
         100%, 75% or 50%                1983 GAM             7.5%
         Contingent Annuity              (males)

         10 Year Certain                 1983 GAM             7.5%
         and Life Annuity                (males)

         Level Income                    1983 GAM             7.5%
         Annuity                         (males)

         Lump Sum Option                 1983 GAM             PBGC Rate
                                         (males)

               (e) Subject to the other provisions of this Section 2.2, for distributions after December 31, 1995, "Actuarial Equivalent" of "Equivalent Actuarial Value" means the sex-neutral option factors listed below:

         Annuity Form                 Mortality              Interest Rate
         ------------                 ---------              -------------

         100%, 75% or 50%             1983 GAM                      7.5%
         Contingent Annuity           (50% male/50% female)

         10 Year Certain              1983 GAM                      7.5%
         and Life Annuity             (50% male/50% female)

         Level Income                 1983 GAM                      7.5%
         Annuity                      (50% male/50% female)

         Lump Sum Option              1983 GAM                 30-Year Treasury
                                      (50% male/50% female)         Rate

               (f) The lump sum value of a Participant's Cash Balance Account (as defined in Section 2.10 of the Plan) as of a determination date shall be an amount equal to the greater of: (i) the accumulated balance in such Cash Balance Account as of such determination date, and (ii) the present value of that portion of a Participant's Accrued Benefit attributable to the Participant's Cash Balance Account calculated using the 1983 GAM (50% male/50% female) and the 30-Year Treasury Rate as set forth in Subsection (a). The lump sum value of the Lechmere Cash Balance Account (as defined in Section 2.38 of the Plan) as of a determination date shall be an amount equal to the greater of: (i) the accumulated balance in such Lechmere Cash Balance Account as of such determination date, and (ii) the present value of the portion of a Participant's Accrued Benefit attributable to the Lechmere Cash Balance Account calculated using the 1983 GAM (50% male/50% female) and the 30-Year Treasury Rate as set forth in Subsection (a). For purposes of converting the Cash Balance Account and the Lechmere Cash Balance Account, if any, to an annuity form of payment, the 1983

         GAM (50% male/50% female) mortality table and the 30-Year Treasury Rate as set forth in Subsection (a) shall be used.

               (g) In no event shall the amount of any benefit or annuity determined hereunder exceed the maximum benefit under Section 415 of the Code.

         II.3 "Actuary" means the enrolled actuary, within the meaning of ERISA, engaged by the Committee.

         II.4 "Administrative Director" means the Administrative Director of the Plan appointed by the Committee in accordance with Section 15.3 hereof.

         II.5 "Affiliate" means any corporation controlling, controlled by, or under common control with (within the meaning of Section 414(b), (c), (m) or (o) of the Code and the applicable Regulations), the Company or such successor, directly or indirectly through one or more intermediaries.

         II.6 "Average Weekly Hours" means the most recent 12 months actual hours paid divided by 52 weeks, or, if the Eligible Location Shutdown Participant has less than one year of Continuous Service, the Eligible Location Shutdown Participant's actual hours paid since the start of the period of Continuous Service divided by the number of weeks paid.

         II.7 "Beneficiary" means the person or persons designated by a Participant or the Beneficiary of a Participant to receive the amount, if any, payable under the Plan in the event of the death of such Participant or Beneficiary, as the case may be.

         II.8  "Board" means the Board of Directors of Ward.

         II.9 "Break in Service" means the Year during which or immediately after which an Associate terminates Service and does not perform Service during at least 12 weeks. Notwithstanding the preceding sentence, any Associate who actually performs at least 500 Hours of Service during any Year shall not be considered as having incurred a Break in Service. Solely for purposes of determining whether a Break in Service has occurred, an individual shall be credited with the Hours of Service which such individual would have completed but for a maternity or paternity absence, as determined by the Committee in accordance with the Code and Regulations; provided, however, that the total Hours of Service so credited shall not exceed 501 hours and that the individual timely provide the Committee with such information as it shall require. Hours of Service credited for a maternity or paternity absence shall be credited entirely (a) in the Plan Year in which the absence began if such Hours of Service are necessary to prevent a Break in Service in such year, or (b) in the following Plan Year. For purposes of this Section 2.9, maternity or paternity absence shall mean an absence from work by reason of the individual's pregnancy, the birth of the individual's child or the placement of a child with the individual in connection with adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or placement.

         II.10 "Cash Balance Account" means the notional amount described in
Section 7.1.

         II.11 "Code" means the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.

         II.12 "Committee" means the Benefit Plans
Committee of Ward.

         II.13 "Company" means Ward and any Participating Company or any of them.

         II.14 "Continuous Service" means a Participant's consecutive months and years of service with the Company, as shown on his personnel records, in accordance with the Company policy relating to continuous service. Service with a Participating Company prior to its designation as a Participating Company shall be included in Continuous Service if, but only if, and to the extent determined by the Board at the time of such designation. In case of reemployment of a former Employee, or the return to work of an Employee whose Continuous Service was broken, Continuous Service shall be computed from the date of reemployment or return to work, or as otherwise determined by the Committee.

         II.15 "Credited Service" means an Associate's Service as a Participant, excluding any authorized leave of absence, military leave, layoff or suspension in accordance with Subsections 2.56(a)-(d) hereof. Credited Service shall not include any period of Service during which a Participant fails to make any contributions required prior to the Effective Date for participation in the Plan or fails to authorize Required Contributions to be made under the Savings Plan on or after the Effective Date. Effective January 1, 1989, Credited Service shall include any period of disability leave of absence provided that the Associate was a Participant immediately prior to such leave or became eligible while on such leave, and further provided that (a) the Participant is receiving long term disability benefits from a plan sponsored by the Company, or a Disability Retirement Benefit from this Plan and (b) the number of years of Credited Service credited pursuant to this Section 2.15 does not exceed the number of years of Credited Service prior to the disability. Effective January 1, 1994, credit under the Plan for the period of disability leave of absence during which the Participant is receiving long term disability benefits from a plan sponsored by the Company shall be limited to (a) the duration of the disability leave of absence; (b) the period prior to the Participant's Normal Retirement Date; (c) one year if the Participant has less than 10 years of Continuous Service, or (d) two years if the Participant has 10 or more years of Continuous Service prior to such disability leave of absence, whichever is less. Associates who were in Service of the Company as of January 1, 1988, and completed at least one Hour of Service in 1988, and made investable basic contributions as defined in the Savings Plan other than Associates employed by Signature, accrued benefits for those contributions retroactive to their enrollment date in the Savings Plan.

         With respect to each Participant who was an associate of Jefferson Stores, Inc., Credited Service shall not include any period of Service prior to July 1, 1983.

         For purposes of determining the Associate's eligibility under the Plan under Article IV, for purposes of determining the Associate's eligibility for a Retirement Benefit under Article X or for purposes of determining both the Associate's eligibility under the Plan and eligibility for a Retirement Benefit, Credited Service shall include any service an Associate was credited with as an employee of any organization which operated any trade or business, or any separate unit of a trade or business substantially acquired by the Company, but only to the extent so provided by appropriate action of the Committee.

         II.16 "Daily Pay Rate" means the Weekly Pay Rate divided by five.

         II.17 "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         II.18 "Disability Participant" means each Associate or former Associate who is entitled to receive Disability Retirement Benefit payments hereunder in accordance with an election made pursuant to Section 5.1 hereof .

         II.19 "Disability Plan" means the Montgomery Ward & Co., Incorporated Long Term Disability Plan, as amended (except as otherwise stated herein), through the date of the Disability Participant's election to receive a Disability Retirement Benefit under this Plan pursuant to Section 5.1 hereof.

         II.20 "Disability Retirement Benefit" means a Disability Participant's monthly annuity benefit determined in accordance with Sections 9.4(a) and (b) hereof upon the Disability Participant's election pursuant to Section 5.1 hereof and payable in accordance with Section 11.8 hereof.

         II.21 "Distributee" shall mean an Associate or former Associate. In addition, the Associate's or former Associate's surviving Spouse and the Associate's or former Associate's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

         II.22 "Effective Date" means the date of effectiveness of this amendment and restatement, as provided in Article III hereof.

         II.23 "Eligible Location Shutdown Participant" means each Associate (other than each part-time or temporary Associate who is neither eligible to participate in the Plan nor has two years of Continuous Service) who (a) was not employed by Signature; (b) was not covered by a collective bargaining agreement;
(c) was not bonus eligible (not a grade 15 or higher); (d) terminated employment with the Company on or after September 17, 1997, as a result of a closure of a facility announced on or after September 1, 1997, as determined by the Committee and (e) entered into any release and waiver agreement as requested by the

Company. Notwithstanding anything herein to the contrary, to be an Eligible Location Shutdown Participant an Associate must also remain employed with the Company until the date of the Associate's permanent lay-off by the Company because of the closure of the facility.

         II.24 "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         II.25 "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         II.26 "Employee" or "Associate" means any individual who is employed by the Company, as determined by the Committee, excluding (a) any associate who is included in a unit of associates covered by a negotiated collective bargaining agreement which does not provide for the associate's membership in the Plan, (b) any associate of Electric Ave. & More or any division of the Company which the Committee has determined to treat as though it is an Affiliate which is not a Participating Company and (c) any non-resident alien.

          II.27 "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

          II.28 "Highly Compensated Associate" means, effective January 1, 1997, an Associate who, (a) was a five percent owner at any time during the Plan Year or the preceding Plan Year, or (b) for the preceding Plan Year (i) had compensation (as defined under Section 415(c)(3) of the Code) from the Company in excess of $80,000 (as adjusted for increases in the cost of living in accordance with Section 414(q)(1) of the Code), or (ii) if the Committee in its sole discretion elects the application of this Subsection (ii) for the preceding Plan Year, was in the group consisting of the top 20% of employees when ranked on the basis of compensation (as defined in Section 415(c)(3) of the Code) paid during such Plan Year.

         II.29 "Hours of Service" means each hour during which an Associate performs Service (or is treated as performing Service under Section 2.54) and for which he is paid, or entitled to payment for the performance of duties for the Company (including back pay irrespective of mitigation of damages). In addition, Hours of Service shall also include up to 501 hours of non-working time during any single continuous period of absence which does not otherwise constitute Service, but for which an Associate is directly or indirectly paid or entitled to payment. The determination of Hours of Service to be credited hereunder shall be made by the Committee in accordance with the Regulations, including Section 2530.200b-2(b) and (c) of the Labor Department Regulations.

         II.30 "Immediate Cash Balance Account Annuity" means an annuity as described in Section 7.5.

         II.31 "Interest Credit(s)" means the interest amount credited to the Cash Balance Account of a Participant pursuant to the provisions of Section 7.4.

         II.32 "Investment Manager" means an Investment Manager, as that term is defined in ERISA, appointed by the Trustees.

         II.33 "IRS" means the United States Internal Revenue Service.

         II.34 "Jefferson Stores Plan" means the Retirement Plan for Employees of Jefferson Stores, Inc., amended effective as of January 1, 1984.

         II.35 "Labor Department" means the United States Department of Labor.

         II.36 "Lechmere" means Lechmere, Inc.

         II.37 "Lechmere Cash Balance Account" means the notational amount described in Section 7.6 and maintained for Participants who previously participated in the Lechmere Plan.

         II.38 "Lechmere Immediate Cash Balance Account Annuity" means an annuity as described in Section 7.8 with respect to a Participant who was a participant in the Lechmere Plan.

         II.39 "Lechmere Interest Credits" means the interest amount credited to the Lechmere Cash Balance Account of a Participant pursuant to the provisions of
Section 7.7 with respect to each Participant who was a participant in the Lechmere Plan.

         II.40 "Lechmere Plan" means the Lechmere, Inc. Personal Retirement Account Plan, amended and restated effective January 1, 1992.

         II.41 "Optional Retirement Benefit" means an alternative form of Retirement Benefit provided for in Section 11.2 hereof, which a Participant may elect to receive upon Retirement and which is the Actuarial Equivalent of a Retirement Benefit.

         II.42 "Participant" means each Associate or former Associate who is enrolled for participation in the Plan or is entitled to receive or receiving benefit payments hereunder.

         II.43 "Participating Company" means any company which is an Affiliate, designated by the Board as such, the board of directors or equivalent governing body of which shall adopt the Plan by appropriate action and the Associates of which shall be eligible to participate in the Plan in the manner and to the extent determined by the Board so long as that company remains so designated. Any such company so designated and which adopts the Plan shall be deemed thereby to appoint Ward, the Committee, the Administrative Director and the Trustees its exclusive agents to exercise on its behalf all of the powers conferred hereby or by the Trust Agreement upon the Company, the Committee, the Administrative Director and the Trustees, respectively, and shall make its allocable contributions to the Plan. The authority of the Company, the Committee, the Administrative Director and the Trustees, respectively, to act as such agent shall continue until the Plan has terminated as to such company and the relevant Trust Fund assets have been distributed by the Trustees as provided in Article XVI hereof.

         II.44 "PBGC" means the Pension Benefit Guaranty Corporation.

         II.45 "Plan" means the Montgomery Ward & Co., Incorporated Retirement Security Plan, as herein set forth, and as from time to time in effect.

         II.46 "Prior Plans" means the Management Retirement Security Plan, the Timecard Retirement Security Plan and the Represented Retirement Security Plan, each as in effect on December 31, 1988.

         II.47 "Regulations" means the applicable proposed, temporary or final regulations issued under the Code or ERISA by the IRS, the PBGC, the Labor Department or any other governmental authority and any temporary rulings and questions and answers promulgated by such authorities pending the issuance of such regulations.

         II.48 "Required Contributions" means contributions authorized by Participants to be made to the Savings Plan pursuant to Section 4.1 thereof.

         II.49 "Retirement" or "Retire" means or refers to such time as a Participant is eligible to receive currently and elects to receive currently a Retirement Benefit or an Optional Retirement Benefit upon or after the Participant's termination of Service.

         II.50 "Retirement Benefit" means a single life annuity determined upon a Participant's Retirement in accordance with the relevant Section of Article IX hereof, payable in accordance with the relevant Section of Article XI hereof.

         II.51 "Retirement Security Plan" means the Montgomery Ward & Co., Incorporated Retirement Security Plan, as amended through December 31, 1980.

         II.52 "Savings Plan" means the Montgomery Ward & Co., Incorporated Savings Plan and for periods prior to July 1, 1997, the Montgomery Ward & Co., Incorporated Savings and Profit Sharing Plan, as amended from time to time.

         II.53 "Signature" means Signature Financial/Marketing, Inc.

         II.54 "Service" means employment with the Company or with any Affiliate, excluding service performed by an individual prior to January 1, 1976, if such periods would have been disregarded under the break in service rules then in effect under the Retirement Security Plan or prior to January 1, 1985, if such periods would have been disregarded under the break in service rules then in effect under the Plan, and excluding Service which is disregarded under the Break in Service rules of the Plan, the Prior Plans, the Jefferson Stores Plan or the Lechmere Plan. Service shall include the following:

                  (a) any authorized leave of absence under rules determined by the Committee, which are uniformly applicable to all Associates similarly situated and in accordance with the Regulations (including Sections 2530.200b-2(b) and (c) of the Labor Department Regulations and Sections 825.214 through 825.216 of the Family and Medical Leave Act of 1993 ("FMLA") Regulations); provided the Associate returns to active Service within the period authorized for such leave;

                  (b) service in any of the United States Armed Forces, if and to the extent required by the Military Selective Service Act, as amended, the FMLA, the Uniformed Services Employment and Reemployment Rights Act of 1994 or any other federal law or as otherwise recognized by the Committee;

                  (c) any period of layoff not in excess of 12 months during which the Associate retains reemployment rights and provided that the Associate reports to work within three working days after recall; and

                  (d) any period of suspension of participation, as provided for in Section 5.2 hereof.

          II.55 "Surviving Spouse" means the survivor of a deceased Participant to whom such deceased Participant was legally married, as determined by the Committee on the earlier of, (a) the date of the Participant's Retirement, or
(b) for at least one year on the date of such Participant's death.

          II.56 "Total Earnings" means the total of an Associate's compensation, including salary, wages, overtime premium, commissions, holiday pay, vacation pay, bonuses, cash incentives other than from contests and salary continuance paid or payable by the Company and any Affiliates for Service during a calendar year prior to the earlier of the Associate's date of termination of Service or the Associate's Normal Retirement Date or, if applicable, Early Retirement Date, but excluding (a) amounts paid under the 1970 Marcor Stock Price Plan, under any stock option plan or stock award plan and under any other plans maintained exclusively for management Associates of Ward or of Ward and Affiliates which the Committee determines to exclude from Total Earnings, (b) amounts contributed by the Associate's employer to the Trust pursuant to the provisions of the Plan or paid or contributed to any group insurance plan or other employee benefit plan established or maintained by the Associate's employer or in which the Associate's employer participates, other than amounts contributed on behalf of a Participant under Section 4.1 of the Savings Plan, (c) amounts paid to the Associate from Jefferson Stores, Inc. while he was a participant under the Jefferson Stores Plan and (d) amounts paid during any period during which a Participant fails to make any contributions required prior to the Effective Date for participation in the Plan or fails to authorize Required Contributions to be made under the Savings Plan. Total Earnings shall exclude amounts paid in a calendar year in excess of $150,000 (adjusted for cost of living in accordance with Section 401(a)(17) of the Code). In the case of a Participant for whom long term disability benefits are being paid under the Disability Plan pursuant to the provisions of said plan, the Participant's Total Earnings for the period during which such benefits are being accrued by this Plan shall be deemed to continue at the same rate as the Participant's Total Earnings immediately prior to such disability.

          II.57 "Transferred Contribution Account" means the account, established and maintained as part of a Participant's account under the Savings Plan to reflect amounts transferred with respect to a Member's Benefit derived from Associate Contributions, pursuant to Section 6.2 of the Savings Plan.

          II.58 "Trust" means the Trust established by Ward as a part of the Plan.

          II.59 "Trust Agreement" means the agreement with the Trustees establishing the Trust.

          II.60 "Trust Fund" means all the assets held by the Trustees pursuant to the Trust Agreement.

          II.61 "Trustees" means the trustees under the Trust Agreement appointed by the Committee in accordance with Section 15.2 hereof.

          II.62 "Vest", "Vested" or "Vesting" means the acquisition by a Participant, an Eligible Location Shutdown Participant or the Participant's or the Eligible Location Shutdown Participant's Beneficiary of a nonforfeitable right to a Retirement Benefit, except in the event of the Participant's death prior to the time prescribed for payment of such Retirement Benefit. For purposes of the Plan, Vesting occurs after five Years of Service (three Years of Service for benefits accrued pursuant to Section 7.2 and any interest accrued on such Cash Balance Contribution under Section 7.4, and immediately for benefits accrued pursuant to Section 7.3 and any interest accrued on such Location Shutdown Contribution under Section 7.4 ) with the fifth year (third year for benefits accrued pursuant to Section 7.2) being the completion of five months of service or upon Normal Retirement Date pursuant to the provisions hereof, whichever occurs first. In determining whether a Participant is Vested, the Years of Service prior to any Break in Service shall be disregarded if he was not then Vested and the number of consecutive years in which he incurred a Break in Service equals or exceeds the greater of five or the aggregate number of the Participant's Years of Service prior to such Break in Service (excluding any Years of Service prior to January 1, 1976, which were disregarded under the break in service rules then in effect under the Retirement Security Plan, and excluding any Years of Service which are disregarded under the Break in Service rules of the Plan, the Prior Plans, the Jefferson Stores Plan or the Lechmere
Plan).

         II.63 "Ward" means the present Illinois corporation by the name of Montgomery Ward & Co., Incorporated and any successor to all or substantially all of its business and assets.

         II.64 "Weekly Pay Rate" means (a) for management and administrative/supervisory Eligible Location Shutdown Participants, the Eligible Location Shutdown Participant's annual base salary on the date of the announcement of the closure of the applicable facility (or for Eligible Location Shutdown Participants who are on an authorized leave of absence as approved by the Committee on the date of the announcement of the closure of the applicable facility, the Eligible Location Shutdown Participant's annual base salary on the date immediately preceding the first day of such leave of absence) divided by 52 and (b) for wage Eligible Location Shutdown Participants, the Eligible Location Shutdown Participant's hourly base rate of pay/draw rate on the date of the announcement of the closure of the applicable facility (or for Eligible Location Shutdown Participants who are on an authorized leave of absence as approved by the Committee on the date of the announcement of the closure of the applicable facility, the Eligible Location Shutdown Participant's hourly base rate of pay/draw rate on the date immediately preceding the first day of such leave of absence) multiplied by Average Weekly Hours. II.65 "Year" means the 12 consecutive month period beginning on the date an Associate's Service commenced or recommenced after a Break in Service (determined under the rules of the Plan, the Prior Plans, the Jefferson Stores Plan or the Lechmere Plan), as determined by the Committee, or an anniversary date thereof. Effective January 1, 1994, if the Associate does not complete 1,000 Hours of Service during the first 12 consecutive month period, the determining period shall be any 12 consecutive month period beginning with the first day of the calendar year beginning on or after the date of employment.

         II.66 "Year of Credited Service" means a Year of Service for which an Associate receives Credited Service. Partial Years of Credited Service shall be taken into account on the basis of 1/12 Year's credit for each month of Service.

         II.67 "Year of Service" means a Year in which an Associate performs Service and completes 1,000 Hours of Service. Any Associate who actually performs 1,000 Hours of Service during any Year shall be considered as having performed a Year of Service. For purposes of determining Years of Service under
Article IV and under Section 2.62 regarding Vesting of benefits, each Participant who was employed by Amoco Oil Company or its affiliates on December 31, 1995, and who became an Associate of Signature, on January 1, 1996, in connection with the Stock Purchase Agreement by and between Amoco Oil Company, Amoco Oil Holding Company, Montgomery Ward & Co., Incorporated and Signature Financial/Marketing, Inc., dated December 29, 1995, shall have all years of service with Amoco Oil Company or its affiliates treated as Years of Service with the Company. Also, for purposes of determining Years of Service under
Article IV and under Section 2.62 regarding Vesting of benefits, each Participant who was an employee of Emanacom Data Services, Inc. on July 16, 1996, and who became an Associate of Signature on July 16, 1996, shall have all years of service with Emanacom Data Services, Inc. treated as Years of Service with the Company.

                                  ARTICLE III

                                Effective Date
                                --------------

         The Effective Date of this amendment and restatement shall be January 1, 1998.

                                  ARTICLE IV

                                  Eligibility
                                  -----------

          Each Associate who, immediately prior to the Effective Date, was a Participant shall continue to be a Participant on and after the Effective Date. Each other Associate who was in Service immediately prior to the Effective Date, but who was not then a Participant of the Plan shall be eligible for participation in the Plan on the later of the Effective Date or the first day of the month following the date on which he satisfies the requirements for participation in the Plan as in effect on December 31, 1993; provided, however, that any such Associate who does not submit an enrollment form on the earliest date prescribed by the Committee must satisfy the requirements for participation under this amendment and restatement before again being eligible for participation in the Plan. Each other Associate who was or is employed by the Company shall become eligible to participate in the Plan on the first day of the month following the later of (a) the date on which he attains age 21; or (b) the date on which he completes one Year of Service. Notwithstanding the foregoing, each participant of the Lechmere Plan on June 30, 1994 shall become a Participant on July 1, 1994. Each Associate or former Associate who became "Totally Disabled" (as such term was defined by the Disability Plan as in effect at such time) on or before October 1, 1990, is entitled to receive the full Disability Benefit (as that term is defined in the Disability Plan); and elects to receive a Disability Retirement Benefit under this Plan shall be eligible to participate in this Plan as a Disability Participant. Notwithstanding the foregoing, each participant in the Amoco Employee Savings Plan ("Amoco Plan") on December 31, 1995, and each participant in the Amoco Oil Company Retirement Plan ("Amoco Oil Plan") on December 31, 1995, who became an Associate of Signature on January 1, 1996 (or, with respect to a participant in the Amoco Plan or the Amoco Oil Plan on December 31, 1995, who on January 1, 1996, was on medical, military, personal, educational or family leave status from Amoco Oil Company or its affiliates, who became an Associate of Signature on any date prior to January 1,1997), shall become a Participant in the Plan as of the first day of the first month following the date he becomes an Associate of Signature even if such Associate shall have had less than one Year of Service, in which case such Associate shall be granted one Year of Service credit for purposes of eligibility and shall be deemed to be age 21 for eligibility purposes, unless such

Associate is a Highly Compensated Associate. Notwithstanding the foregoing, each employee of Emanacom Data Services, Inc. on July 16, 1996, who became an Associate of Signature on July 16, 1996, shall become a Participant in the Plan as of the first day of the first month following July 16, 1996. Notwithstanding the foregoing, each Associate who is employed by the Company at the Montgomery Ward & Co., Incorporated Romeoville Distribution Center on September 2, 1997, shall be eligible to participate in the Plan as of such date.


                                   ARTICLE V

                                 Participation
                                 -------------



          V.1  Enrollment. Each Associate who becomes eligible to become a
               ----------
Participant under the Savings Plan shall become a Participant on the first day of the month following the Associate's submission of an enrollment form prescribed by the Committee. The Committee shall take any necessary or appropriate action to enroll each Associate who becomes eligible to become a Participant pursuant to this Section 5.1 and, if it is determined that an eligible Associate has not been enrolled in the Plan due to error, such Associate may be retroactively enrolled if the Committee receives notice of the error within a reasonable period of time following such error. Each Associate or former Associate who is eligible to become a Disability Participant under the Plan and elects to receive a Disability Retirement Benefit shall become a Disability Participant on a date determined by the Administrative Director, but no later than 90 days following the Associate's or former Associate's submission of an election, in such form as may be prescribed by the Committee, to receive a Disability Retirement Benefit under this Plan.

          V.2  Suspension of Participation. No Participant may continue
               ---------------------------
participation in the Plan in the event the Participant ceases to be an Associate or is transferred from the Company to an Affiliate which is not designated a Participating Company or who is on a leave of absence, except, to the extent provided in this Plan, for those Associates receiving long term disability benefits from a plan sponsored by the Company. A Participant who becomes ineligible to participate in the Plan because of the application of the preceding sentence shall be suspended from further participation during the period of such ineligibility without forfeiting any benefits accrued prior to the date such Participant became ineligible to participate, unless the Committee shall determine, in accordance with rules established by the Committee which are uniformly applicable to all Associates similarly situated, that such Participant shall be deemed to have terminated the Participant's employment for purposes of participation in the Plan pursuant to Article XIII hereof. Such action shall not be applicable to any Participant who is transferred to an Affiliate. Credited Service shall exclude any such period of suspension, as provided in Section 2.15 hereof, but Service for purposes of Vesting and eligibility shall include such period. Notwithstanding any of the provisions of the Plan to the contrary, each Participant shall be entitled to the benefits provided under Sections 21.3 and 22.3, if applicable.

          V.3  Break in Service. If a Participant's employment terminates and he
               ----------------
is later rehired, he shall again be eligible to participate in the Plan as of the date of rehire.

          V.4  Qualified Military Service. Notwithstanding any provision of the
               --------------------------
Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                  ARTICLE VI

                                 Contributions
                                 -------------

          VI.1 Cessation of a Participant's Contributions. No Participant shall
               ------------------------------------------
be required or permitted to contribute to the Plan on or after April 1, 1983.

          VI.2 Company Contributions. Subject to the provisions of Articles XVI
               ---------------------
and XVII hereof, Ward and each Participating Company shall contribute to the Trust, not less frequently than quarterly during each Plan Year, the amounts recommended by the Actuary to the Committee as necessary to maintain the Plan on a sound actuarial basis, consistent with the requirements of ERISA and the Code. The Committee shall arrange for such funding standard accounts as are required by ERISA in accordance with the recommendations of the Actuary.

          VI.3   Actuarial Assumptions. The Committee shall adopt and may change
                 ---------------------
from time to time, in accordance with the provisions of ERISA and the Code, such actuarial assumptions and methods as are recommended by the Actuary for the purpose of actuarial valuations of the Plan. The Actuary shall make an annual actuarial valuation of the Plan and shall estimate the contributions required under Section 6.2 hereof on the basis thereof. At least once a year, the Actuary shall make an actuarial study of the mortality and other actuarial assumptions, service and compensation experience of the Participants in the Plan, the investment experience and any other relevant experience gains and losses under the Plan, including such calculations as may be necessary to determine whether the Plan is adequately funded, and shall report the results of its study to the Committee. Prior to termination of the Plan, forfeitures of benefits arising from termination of Service, death or any other reason under the Plan shall not be applied to increase the benefits that any Participants would otherwise be entitled to receive under the Plan, but may be anticipated in estimating costs under the Plan and shall be applied to reduce the Company's contributions under the Plan.


                                  ARTICLE VII

            Cash Balance Account and Lechmere Cash Balance Account
            ------------------------------------------------------

          VII.1  Cash Balance Account - In General. A notional account
                 ---------------------------------
(hereinafter referred to as the "Cash Balance Account") shall be established and maintained for each Associate who is a Participant in the Plan on or after July 1, 1997. Such Participant's Cash Balance Account shall be credited with an Annual Cash Balance Contribution in accordance with Section 7.2 and Interest Credits in accordance with Section 7.4. On or after July 1, 1997, a Cash Balance Account shall also be established and maintained for each Eligible Location Shutdown Participant who is not otherwise a Participant in the Plan. An Eligible Location

Shutdown Participant's Cash Balance Account may be credited with a one-time Location Shutdown Contribution in accordance with Section 7.3 and Interest Credits in accordance with Section 7.4.

          VII.2  Annual Cash Balance Contribution.
                 --------------------------------

                 (a) For the period from July 1, 1997, through December 31, 1997, and for each calendar year commencing thereafter, an Annual Cash Balance Contribution shall be credited to the Cash Balance Account of each Participant who is not employed by either Signature or Lechmere equal to a percentage of the Participant's Required Contributions for such period determined in accordance with the following schedule:


                       Participant's Age       Percent of Required
                      As of each January 1        Contributions
                      --------------------        -------------

                          Under age 40                  70%
                             40-44                      80%
                             45-49                      90%
                             50-54                     105%
                             55-59                     120%
                          60 and over                  135%

          For purposes of this Section 7.2, a Participant's age on January 1 will be his age on his next birthday if such birthday is on or before June 30, or the Participant's age on his last birthday if his next birthday is on or after July 1.

                 (b) Notwithstanding anything herein to the contrary, during the period of a disability leave of absence, a Participant shall receive the maximum contribution provided under Subsection (a) above based on the Participant's Age, as defined in Subsection (a) above, and Total Earnings even if the Participant fails to make any Required Contributions; provided that the Associate: (i) was a Participant for at least one year prior to such leave, (ii) became eligible while on such leave or (iii) first became eligible and became a Participant within one year prior to such leave and participated in the Plan from the date first eligible to the date of such leave; and further provided that the Participant is receiving long term disability benefits from a plan sponsored by the Company. Contributions under the Plan for the period of disability leave of absence during which the Participant is receiving long term disability benefits from a plan sponsored by the Company shall be limited to the lesser of: (i) the duration of the disability leave of absence, (ii) the period prior to the Participant's Normal Retirement Date, (iii) one year if the Participant has less than 10 years of Continuous Service or (iv) two years if the Participant has 10 or more years of Continuous Service prior to such disability leave of absence.

                 (c) Notwithstanding anything herein to the contrary, if necessary to satisfy Section 410(b) of the Code, the Annual Cash Balance Contribution of any Highly Compensated Associate may be reduced to the extent required to satisfy Section 410(b) of the Code. In making this reduction, the Annual Cash Balance Contribution of the Highly Compensated Associates with the highest most valuable accrual rates as defined in Section 1.401(a)(4)-3(d) of the Regulations shall be reduced to a point where Section 410(b) of the Code is satisfied.

          VII.3  Location Shutdown Contribution.
                 ------------------------------

                 (a) Each Eligible Location Shutdown Participant shall be credited with a one-time Location Shutdown Contribution in an amount equal to the amount described in Subsection (b) below, but in no event less than the amount described in Subsection (c) below. The one-time Location Shutdown Contribution shall be credited to the Cash Balance Account of each Eligible Location Shutdown Participant in the month in which the individual becomes an Eligible Location Shutdown Participant. Partial years of Continuous Service will not be counted for purposes of this Location Shutdown Contribution and Continuous Service only through the date of the closure of the Eligible Location Shutdown Participant's facility which closure is announced on or after September 1, 1997, as determined by the Committee shall be counted for purposes of Subsection (b).

                 (b) The Cash Balance Account of each Eligible Location Shutdown Participant shall be credited with an amount equal to the Eligible Location Shutdown Participant's Daily Pay Rate multiplied by the number of years of Continuous Service multiplied by the number set forth in the following chart:

                 Type of Associate                      Applicable Number
                 -----------------                      -----------------

                 Management and
                 Administrative/Supervisory                    5.0

                 Wage                                          2.5

                 (c) Notwithstanding anything herein to the contrary, in no event shall any Eligible Location Shutdown Participant be credited with a Location Shutdown Contribution which is less than the Eligible Location Shutdown Participant's Daily Pay Rate multiplied by 10.

          VII.4  Interest Credits. Interest Credits equal to the rate of
                 ----------------
interest specified in this Section 7.4 multiplied by the amount of the Participant's Cash Balance Account as of the first day of each month shall be added to each Participant's Cash Balance Account as of the last day of each month. The rate of interest used to determine the Interest Credits for a calendar year shall be the 30-Year Treasury Rate as set forth in Section 2.2(a).

          A former Participant who terminated employment prior to July 1, 1997, or who otherwise has no Cash Balance Account is not eligible for Interest Credits hereunder. However, if such a Participant returns to work as an Associate eligible to participate in the Plan under Article IV, a Cash Balance Account will be established pursuant to Section 7.1. Such account will be eligible for the Interest Credits as provided herein.

          VII.5  Immediate Cash Balance Account Annuity. The amount of annual
                 --------------------------------------
retirement income payable with respect to the Cash Balance Account of a Participant is equal to the Immediate Cash Balance Account Annuity. The Immediate Cash Balance Account Annuity is the annual amount of retirement income payable as a Single Life Benefit as defined in Section 11.2(a). The annual amount of retirement income is determined as:

                 (a) the Participant's Cash Balance Account divided by;

                 (b) the immediate annuity factor for one dollar of annual benefit under the Single Life Benefit form of payment defined in
          Section 11.2(a), based on the Participant's age as of the Retirement Date. The immediate annuity factor shall be based on the actuarial assumptions described in Section 2.2.

          VII.6  Lechmere Cash Balance Account - In General. A notional account
                 ------------------------------------------
(hereinafter referred to as the "Lechmere Cash Balance Account") shall be established and maintained for each Participant who was a participant in the Lechmere Plan. The initial Lechmere Cash Balance Account for each Participant shall equal such Participant's Lechmere Cash Balance Account under the Lechmere Plan as of June 30, 1994. Such Participant's Lechmere Cash Balance Account shall be credited with Lechmere Interest Credits in accordance with Section 7.7.

          VII.7  Lechmere Interest Credits. Lechmere Interest Credits equal to
                 -------------------------
the rate of interest specified in this Section 7.7 multiplied by the amount of the Participant's Lechmere Cash Balance Account as of the first day of each calendar year shall be added to each Participant's Lechmere Cash Balance Account as of the last day of the calendar year. For any calendar year in which a distribution is made from the Plan on behalf of a Participant, interest shall be credited on the amount of the Participant's Lechmere Cash Balance Account as of the first day of such year for the period from the first day of such year to the date of benefit distribution. The rate of interest used to determine the Lechmere Interest Credit for a calendar year, shall be the 12-month average rate for six month Treasury Bills as of December 31 of the prior calendar year. In no event will the annual Lechmere Interest Credit be less than 5.75% or more than 10%.

          VII.8  Lechmere Immediate Cash Balance Account Annuity. The amount of
                 -----------------------------------------------
annual retirement income payable with respect to the Lechmere Cash Balance Account of a Participant is equal to the Lechmere

Immediate Cash Balance Account Annuity. The Lechmere Immediate Cash Balance Account Annuity is the annual amount of retirement income payable as a Single Life Benefit as defined in Section 11.2(a). The annual amount of retirement income is determined as:

                  (a) The Participant's Lechmere Cash Balance Account divided by;

                  (b) The immediate annuity factor for one dollar of annual benefit under the Single Life Benefit form of payment defined in
         Section 11.2(a), based on the Participant's age as of the Retirement Date. The immediate annuity factor shall be based on the actuarial assumptions described in Section 2.2.

                                 ARTICLE VIII

                               Retirement Dates
                               ----------------
         VIII.1 Normal Retirement Date. A Participant's Normal Retirement Date
                ----------------------
shall be the first day of any month following the Participant's 65th birthday. Benefits accrued to a Participant under the Plan shall be nonforfeitable upon the attainment of age 65.

         Any Participant who, for at least two years before the Participant's Normal Retirement Date, is employed in an executive or other policy-making position and who, as of the Participant's Normal Retirement Date, is entitled to an aggregate anticipated annual retirement benefit, including benefits not provided under the Plan, of $44,000 or more, when expressed as a Single Life Benefit as defined in Subsection 11.2(a) hereof, all as determined by the Committee under uniform rules and in accordance with applicable law and Regulations, shall retire on the Participant's Normal Retirement Date, unless the Participant's employment thereafter has been approved by the Board or unless a state or federal law requires that such Participant be permitted to continue employment beyond his Normal Retirement Date.

         VIII.2 Early Retirement Date. A Participant's Early Retirement Date may
                ---------------------
be the first day of any month following the Participant's termination of Service prior to the Participant's Normal Retirement Date, provided such Participant (a) has attained age 55, (b) has completed five Years of Service (except that this requirement shall not apply to an Associate of the Company or an Affiliate on December 31, 1968), and (c) has prior to such date elected to Retire on such date pursuant to rules adopted by the Committee in accordance with the Regulations.

         VIII.3 Postponed Retirement Date. A Participant's Postponed Retirement
                -------------------------
Date shall be the first day of any month following termination of Service after Normal Retirement Date, pursuant to Section 8.1 hereof.

         VIII.4 Disability Retirement Date. A Disability Participant's
                --------------------------
Disability Retirement Date shall be the date on which the Disability Participant became a Disability Participant pursuant to Section 5.1 hereof.

                                  ARTICLE IX

         Amount of Retirement Benefit or Disability Retirement Benefit
         -------------------------------------------------------------

         IX.1   Retirement Benefit Payable upon Retirement at Normal Retirement
                ---------------------------------------------------------------
Date. Subject to the provisions of this Article IX, in the event of the Retirement of a Participant on his Normal Retirement Date, the amount of the Retirement Benefit shall be the sum of (a), (b), (c), (d), (e) and (f) below:

                (a) the Participant's Retirement Benefit determined as of December 31, 1993; and

                (b) 1.5% of the Participant's Total Earnings while a
         Participant during each year of Credited Service after January 1, 1994, and prior to July 1, 1997; and

                (c) 1.5% of the Participant's Total Earnings while a Participant during each year of Credited Service after July 1, 1997, during which the Participant was employed by either Signature or Lechmere; and

                (d) the Participant's Lechmere Plan frozen benefit as of June 30, 1994, excluding the benefit attributable to the Participant's Lechmere Immediate Cash Balance Annuity ("Lechmere Frozen Benefit"); and
                (e) the Participant's Immediate Cash Balance Annuity; and

                (f) the Participant's Lechmere Immediate Cash Balance Account Annuity, if any.

         The Retirement Benefit will be accrued each calendar year on the basis of any accrual provided under Article VII and, if applicable, the Participant's Credited Service and Total Earnings during such calendar year. In no event shall a Participant's Retirement Benefit decrease after any date which could have been the Participant's Early Retirement Date. The minimum Retirement Benefit payable upon Retirement at Normal Retirement Date, including any benefit payable with respect to a Participant's credited service under the Retirement Security Plan prior to January 1, 1981, and any benefit payable under the Plan on or after such date, shall be $1,200 after an aggregate of 20 Years of Service during which the Participant received either Credited Service or credited service under the Retirement Security Plan, the Prior Plans or the Plan, with an additional $60 for each of the first five such Years of Service in excess of 20 and an additional $125 for each such Year of Service in excess of 25, but in no event shall such minimum benefit exceed $2,125, ending with Credited Service as of December 31, 1988.

         IX.2 Retirement Benefit Payable upon Retirement at Early Retirement
              --------------------------------------------------------------
Date. In the event of a Participant's Retirement on an Early Retirement Date,
----
the amount of the Retirement Benefit payable, including the annual minimum, shall be the amount provided for in Section 9.1 hereof, provided that, in the event the Participant's Early Retirement Date occurs prior to the first day of the month following the Participant's 63rd birthday, the portion of the Retirement Benefit derived from Sections 9.1(a) and 9.1(b) shall be reduced by 5/12 of one percent for each month by which the Participant's Early Retirement Date precedes such first day and provided that in the event the Participant's Early Retirement Date occurs prior to the first day of the month following the Participant's 65th birthday, the portion of the Retirement Benefit derived from
Section 9.1(c) hereof shall be reduced by 5/9 of one percent for each of the first 60 months by which the Participant's Early Retirement precedes such first day and 5/18 of one percent for each of the next 60 months.

         IX.3 Retirement Benefit Payable upon Retirement at Postponed Retirement
              ------------------------------------------------------------------
Date. In the event of a Participant's Retirement on a Postponed Retirement Date,
----
the amount of the Retirement Benefit payable, including the annual minimum, shall be the same amount which the Participant was entitled to receive on the Participant's Normal Retirement Date, as provided in
Section 9.1 hereof, with additional credit for Service and any accrual provided under Article VII after such date.

         IX.4 Disability Retirement Benefit Payable at Disability Retirement
              --------------------------------------------------------------
Date.
----
              (a) A Disability Participant who makes an election to receive the Disability Retirement Benefit under this Plan shall receive a monthly annuity in an amount, determined as of the Disability Participant's Disability Retirement Date, equal to 60% of the Disability Participant's Covered Earnings (as defined by the Disability Plan as in effect on the Disability Participant's Retirement Date); provided that such amount shall not exceed $6,000 prior to reduction for any other benefits payable as described in Subsection (b) below.

              (b) The monthly amount of the Disability Retirement Benefit shall be reduced by the amount payable from the following sources determined as of the Disability Participant's Disability Retirement
         Date:

                    (i) any applicable worker's compensation or occupational diseases law;

                    (ii) the Social Security Act (including any portion attributable to dependents); and

                    (iii) any state disability benefit law or no-fault insurance in lieu thereof; provided that the amount of any benefit referred to in clause (ii) above shall not be taken into account to the extent it is attributable to any cost-of-living increase two years or more after commencement of the benefits to the Disability Participant under the Disability Plan; and effective August 1, 1998, provided further that the monthly amount of the Disability Retirement Benefit shall be increased after the Disability Participant's Disability Retirement Date by the amount of any decrease in the amount payable pursuant to the Social Security Act. Reduction shall be made whether or not a Disability Participant applied for and actually received any such other benefit to which he is or may be entitled. The amount of the benefits payable referred to in paragraphs (i), (ii) and (iii) of this Subsection (b) and such reduction shall be determined by the Committee, in its sole discretion.

         (c) An Associate who becomes a Disability Participant on or before September 30, 1998, shall be entitled to the lump sum benefit described in this Subsection (c). The amount of the lump sum benefit shall be equal to the present value, determined as of July 1, 1996, of the Disability Retirement Benefit payable to the Disability Participant under this Plan, multiplied by 12-1/2%. For the purpose of determining the amount of the lump sum benefit under this Subsection (c), the present value of the Disability Participant's Disability Retirement Benefit shall be determined using the interest rate and mortality assumptions used under the Plan to determine Actuarial Equivalent and by assuming that the Disability Participant will continue to receive such monthly annuity benefit until the earlier of the Disability Participant's death or attainment of age 65.

         IX.5 Offset of Retirement Benefit. Notwithstanding any other provisions
              ----------------------------
of the Plan, the amount of the Retirement Benefit payable, including the minimum Retirement Benefit, to any Participant shall be reduced by the current annuity rate of a legal reserve life insurance company chosen by the Committee of that portion of the annuity which could be purchased on June 30, 1997 (or for Participants employed by Lechmere after June 30, 1997, the last date of such Participant's employment with Lechmere; and effective June 1, 1998, the later of the last day of such Participant's employment with Lechmere and June 1, 1998), for the Participant under the Savings Plan with (a) the amount, if any, in the Participant's Transferred Contribution Account on June 30, 1997, plus the amount, if any, which accrues to the Participant's Transferred Contribution Account after June 30, 1997, and on or before June 1, 1998, while such Participant is employed by Lechmere; and (b) the amount, if any, in the Participant's Account on June 30, 1997, attributable to Required Contributions, as determined by the Committee, plus the amount, if any, in the Participant's Account attributable to Required Contributions, as determined by the Committee made after June 30, 1997, and on or before June 1, 1998, while such Participant is employed by Lechmere. Notwithstanding anything provided herein, effective January 1, 1984, the Retirement Benefit of Associates of Montgomery Ward Insurance Company and its subsidiaries shall not be offset by benefits provided under the Savings Plan and effective October 1, 1984, the Retirement Benefit of Associates of Signature and its subsidiaries shall not be offset by the benefits provided under the Savings Plan except as set forth herein. In addition, effective as of such dates, Associates of the aforesaid companies will accrue benefits under the Plan although they have not authorized payroll deduction contributions under the Savings Plan. The Retirement Benefit payable to Associates of Montgomery Ward Insurance Company and its subsidiaries (or Associates of Signature) shall be reduced by the current annuity rate of a legal reserve life insurance company chosen by the Committee of that portion of the annuity that could be purchased with the Transferred Contributions and their Required Contributions made prior to January 1, 1984 (or October 1, 1984), under the Savings Plan. Notwithstanding anything provided herein to the contrary, the reduction described in this
Section 9.5 with respect to the amount, if any, of Participant's Transferred Contribution Account and the amount, if any, of the Participant's Account attributable to Required Contributions shall be determined by the Committee if not determined sooner pursuant to this Section 9.5 as of June 1, 1998.

         IX.6 Cessation of Benefit Payments Following Reemployment After
              ----------------------------------------------------------
Retirement. Upon reemployment of a former Associate who previously Retired
----------
hereunder, all benefit payments being made to the Associate which are permitted to be suspended under Regulations shall cease.

         IX.7 Retirement Benefit Payable upon Retirement Following Reemployment
              -----------------------------------------------------------------
after Termination of Service. If a Participant who incurs a Break in Service is
----------------------------
for any reason reemployed by the Company, then to the extent that the Participant's Cash Balance Account, and/or Lechmere Cash Balance Account, if any, has been converted to an annuity, the Participant's Cash Balance Account and/or Lechmere Cash Balance Account, if any, will be restored and Interest Credits or Lechmere Interest Credits shall accrue from the date of the Participant's original termination of employment through the date of the Participant's subsequent Retirement. Upon the Participant's subsequent Retirement, the Participant's Retirement Benefit shall be based on any accrual provided under Article VII credited to the Participant's Account and, if applicable, the Participant's Credited Service after the Participant's reemployment plus the Retirement Benefit (after applying the offset of the actuarial equivalent of any Retirement Benefit paid to the Participant) previously accrued as of the Participant's separation from Service.

         IX.8     Maximum Amount of Retirement Benefit.
                  ------------------------------------

                  (a) The provisions of this Section shall govern the benefits to which it is applicable notwithstanding any other provision of the Plan to the contrary. The benefits to which this Section is applicable are: (i) any annuity payable to a Participant for life as a part of a Qualified Joint and Survivor Benefit or as a part of an Optional Retirement Benefit elected by the Participant under Section 11.2 hereof and having the effect of a qualified joint and survivor annuity within the meaning of Section 417(b) of the Code (excluding in either case any post-Retirement Surviving Spouse benefit); (ii) any Single Life Benefit elected by a Participant under Subsection 11.2(a) hereof; and (iii) any other Optional Retirement Benefit elected by a Participant under
         Section 11.2 hereof (including both the annuity payable to the Participant and any other annuity or benefit payable thereunder). This Section shall not limit the amount of any Supplemental Retirement Benefit, if any, which is payable by reason of the prior maintenance of the Profit-Sharing Plan, which benefit represents benefits under a "defined contribution plan", as that term is defined in ERISA.

                  (b) The benefits to which this Section is applicable may not exceed the limitations set forth in Section 415 of the Code, which are incorporated by reference herein. For these purposes, the "limitation year" means the Plan Year. For periods beginning before January 1, 2000, if a Participant also participates in any defined contribution plan (as defined in Sections 414(i) and 415(k) of the Code) maintained by the Company or any Affiliate, in the event that in any Plan Year prior to January 1, 2000, the sum of the Participant's defined benefit fraction (as defined in Section 415(e)(2) of the Code) and the Participant's defined contribution fraction (as defined in Section 415(e)(3) of the Code) would otherwise exceed one, then the benefit payable under this Plan shall be reduced so that the sum of such fractions in respect of that Member will not exceed one. If the above reduction does not ensure that the limitation set forth in this Section is not exceeded, then the annual additions (as defined in Section 415(c)(2) of the Code) to any defined contribution plan maintained by the

         Company or any Affiliate in which the Participant participates, shall be reduced in accordance with the provisions of that plan, but only to the extent necessary to ensure that such limitation is not exceeded. If a Participant also participates in another defined benefit plan (as defined in Sections 414(j) and 415(k) of the Code) maintained by the Company or any Affiliate, in the event that in any Plan Year such Participant's aggregated accrued benefit under such plans exceeds the applicable limits under Section 415 of the Code, the benefit payable under such other plan shall be reduced to the extent necessary to comply with such limits.

                  (c) For purposes of this Section, the benefits to which this
         Section is applicable shall be determined without regard to any amounts transferred from the Jefferson Stores Plan and the Lechmere Plan pursuant to Sections 21.1 and 22.2, respectively.

                  (d) In the case of any Associate who was a Participant under the Retirement Security Plan prior to October 3, 1973, the benefits to which this Section is applicable may not exceed the greater of (i) the limitations contained in Subsection 9.8(b) hereof, adjusted as described therein, or (ii) either (A) the Actuarial Equivalent of a Single Life Benefit, as described in Section 11.2 hereof, equal to 100% of the Participant's Total Earnings on October 2, 1973, or, if earlier, the date of his termination of Service, or (B) the Actuarial Equivalent of the benefits which would have been provided under the Retirement Security Plan as in effect on October 2, 1973, without taking into account any increases in the Associate's Total Earnings after such date.

                  (e) The Committee shall, to the extent required by ERISA and in accordance with Regulations, apply the limitations contained in this Section, after giving due consideration to the wishes of the Participant, by taking into account the Supplemental Retirement Benefit, if any, and the benefits payable and the contributions made under any other plans maintained by Ward or any Affiliate which are qualified under Section 401(a) of the Code. For periods beginning before January 1, 2000, if such other plan is a defined contribution plan, then the sum of the defined benefit plan fraction and the defined contribution plan fraction (each as described in Section 415(e) of the Code) shall not exceed one.

                  (f) Notwithstanding the foregoing provisions of this Section, the maximum limitation on Retirement Benefits, with respect to any person who was a Participant prior to December 31, 1982, and whose Retirement Benefit (determined without regard to any changes in the Plan after July 1, 1982, and without regard to cost-of-living adjustments, if any, occurring after July 1, 1982) as of December 31, 1982, exceeds the limitations set forth in Section 9.8(b), shall be such Participant's Retirement Benefit as of December 31, 1982; provided that, such Participant's Retirement Benefit did not exceed the maximum limitation thereon as of December 31, 1982.

                  (g) Notwithstanding the foregoing provisions of this Section, the maximum limitation on Retirement Benefits, with respect to any person who was a Participant on or prior to December 31, 1994, and whose Retirement Benefit as of December 31, 1994, exceeds the limitations set forth in Section 9.8(b), shall not be less than such Participant's Retirement Benefit as of December 31, 1994; provided that, such Participant's Retirement Benefit did not exceed the maximum limitation thereon as of December 31, 1994.

                                   ARTICLE X

                      Eligibility for Retirement Benefit
                      ----------------------------------

         X.1  Eligibility for Retirement Benefit at Normal Retirement Date.
              ------------------------------------------------------------
Except as otherwise provided in Article IX hereof and Section 11.4, a Participant who Retires on the Participant's Normal Retirement Date shall be eligible for the Retirement Benefit provided for in Section 9.1 hereof or a benefit of Equivalent Actuarial Value thereto as provided for herein payable from and after the Participant's Normal Retirement Date.

         X.2 Eligibility for Retirement Benefit at Early Retirement Date. Except
             -----------------------------------------------------------
as otherwise provided in Article IX hereof, a Participant who Retires on an Early Retirement Date shall be eligible for the Retirement

Benefit provided for in Section 9.2 hereof or a benefit of Equivalent Actuarial Value thereto as provided for herein payable from and after the Participant's Early Retirement Date. A Participant who has attained age 55 and terminates Service prior to the Participant's Normal Retirement Date with five Years of Service shall be eligible for the Retirement Benefit provided for in Section 9.1(c) or a benefit of Equivalent Actuarial Value.

         Notwithstanding any other provisions of the Plan, no distribution of any amounts attributable to contributions paid on behalf of a Participant while he was a five percent owner shall be made to a Participant who is or has been a five percent owner prior to such Participant's attaining age 59 1/2, for any reason other than such Participant's death or disability. For purposes of this
Section 10.2, a five percent owner shall mean a five percent owner of such Participant's employer as defined in Section 416(i)(1)(B)(i) of the Code.

         X.3  Eligibility for Retirement Benefit at Postponed Retirement Date.
              ---------------------------------------------------------------
Except as otherwise provided in Article IX hereof and Section 11.4, a Participant who Retires on a Postponed Retirement Date shall be eligible for the Retirement Benefit provided for in Section 9.3 hereof or a benefit of Equivalent Actuarial Value thereto as provided for herein payable from and after the Participant's Postponed Retirement Date.

         X.4  Disability Plan Benefits. During any period when benefits would
              ------------------------
otherwise be payable under the Disability Plan, no benefits shall be paid under this plan unless a Participant ceases to receive benefits under the Disability Plan. During a period that a Disability Retirement Benefit would otherwise be payable under this Plan, no Retirement Benefit will be payable under this Plan unless the Participant ceases to receive the Disability Retirement Benefit under this Plan.

                                  ARTICLE XI

                              Methods of Payment
                              ------------------

         XI.1 Qualified Joint and Survivor Benefit. If a Participant is legally
              ------------------------------------
married, as determined by the Committee, on the date of the Participant's Retirement, the Equivalent Actuarial Value of any Retirement Benefit, to which such Participant is entitled under the Plan shall, except as otherwise provided in this Section or in Section 11.2 hereof, be payable in the form of a Qualified Joint and Survivor Benefit. The term "Qualified Joint and Survivor Benefit" means a benefit providing an annuity for the life of the Participant, ending with the payment due on the first day of the month in which the Participant's death occurs, and, if the Participant dies leaving a Surviving Spouse, a survivor annuity for the life of such Surviving Spouse, commencing on the first day of the month following the date of the Participant's death and ending with the payment due on the first day of the month in which such Surviving Spouse's death occurs. The survivor annuity payable to the Surviving Spouse shall be in an amount equal to one-half of the annuity payable for the life of the Participant under the Participant's Qualified Joint and Survivor Benefit. If a Participant is not legally married, as determined by the Committee, on the date of the Participant's Retirement, the Participant's Retirement Benefit shall, except as otherwise provided in Section 11.2 hereof, be payable to the Participant in the form provided for in Subsection 11.2(a) hereof.

         XI.2 Optional Methods of Payment. In lieu of the Qualified Joint and
              ---------------------------
Survivor Benefit, a Participant may elect, subject to Sections 11.3 and 11.4 hereof, to receive the Actuarial Equivalent of the Retirement Benefit to which the Participant is entitled under the Plan in accordance with any one of the following options; provided, however, that a Participant who elects to receive a distribution from the Plan prior to his Normal or Early Retirement Date may elect only the optional method of payment described in Section 11.2(e):

              (a) Single Life Benefit. An annuity for the Participant's life, ending with the payment due on the first day of the month in which the Participant's death occurs, with no monthly annuity payable to a beneficiary.

              (b) Contingent Annuitant Benefit. An annuity for life and an annuity for 100%, 75% or 50% of such amount after the Participant's death on or after the Participant's Normal Retirement Date or Early Retirement Date, if applicable, to the Participant's Beneficiary for the life of the Beneficiary (the "Contingent Annuitant Benefit" or "Joint and Survivor Benefit"). In no event shall the effect of the selection of a Contingent Annuitant Benefit in which the Beneficiary is not the Participant's spouse cause the benefit payable to the Participant to be reduced to a level less than 50% of the benefit to which the Participant would have been entitled if the Participant had not elected the Contingent Annuitant Benefit. The conditions governing the Contingent Annuitant Benefit shall be:

               (i) the effective date of the Contingent Annuitant Benefit (the "Option Effective Date") shall be the Participant's Retirement Date.

               (ii) the election shall be made in writing, dated the day the election is made, on the prescribed form and shall specify the 100%, 75% or 50% Contingent Annuitant Benefit and the name, social security number, sex and date of birth of the Participant's Beneficiary.

               (iii) retirement income under the Contingent Annuitant Benefit shall commence effective the first day of the month following Retirement.

               (iv) the Contingent Annuitant Benefit shall become inoperative in the event the Participant cancels the benefit prior to the Option Effective Date or if either the Participant or the Beneficiary should die prior to the Option Effective Date. On the Option Effective Date, the Contingent Annuitant Benefit shall become noncancellable and the Beneficiary selection binding, and, if either the Participant or the Beneficiary should die after the Option Effective Date, the benefit shall nevertheless continue to be operative.

          (c)  Level Income Benefit. Benefit from the Plan up to the earliest
               --------------------
         date age 62 that the Participant will be entitled to receive a retirement benefit from social security and a smaller benefit, or no benefit if so actuarially determined, from the Plan commencing after such date (the "Level Income Benefit"). If the Participant dies prior to age 62 or if benefits continue after age 62, the Annuity ceases with the payment due on the first date of the month in which the Participant's death occurs. The Plan benefits payable both before and after the retirement benefit from social security as estimated for age 62 commencement becomes payable, in combination, are to have the Equivalent Actuarial Value of the reduced amount of Retirement Benefit provided for in Section 9.2 hereof commencing on the Early Retirement Date.

               (d   10 Years Certain and Continuous Benefit. An annuity for
                    ---------------------------------------
         life with the provision that, if the Participant should die before having received 120 monthly payments, the Participant's Beneficiary shall receive the balance of such payments (the "10 Years Certain and Continuous Benefit"). The conditions governing the 10 Years Certain and Continuous Benefit shall be the same as those governing the Contingent Annuitant Benefit, except that the election form need not specify the social security number, sex and date of birth of the Participant's Beneficiary and the Participant may change the Participant's Beneficiary at any time before or after the Option Effective Date upon written notice to the Committee.

               (e   Lump Sum Benefit. For Participants who were participating
                    ----------------
         in the Lechmere Plan as of June 30, 1994, to the extent that the Equivalent Actuarial Value of a Participant's Accrued Benefit from the Lechmere Plan determined as of June 30, 1994, is less than or equal to $7,000, the Participant or the Participant's Surviving Spouse may elect to receive such Accrued Benefit in one lump sum payment; or to the extent that a Participants' Accrued Benefit age 55 or older is $50.00 or less, the Participant may elect to receive the Equivalent Actuarial Value of such Accrued Benefit in one lump sum payment. In addition, a Participant to the extent of the Equivalent Actuarial Value of the Participant's Accrued Benefit accrued pursuant to the provisions of Sections 9.1(e) and (f), may elect to receive that portion of such Accrued Benefit, in one lump sum payment. In addition, for periods beginning on or after January 1, 1998, to the extent that the Equivalent Actuarial Value of a Participant's Accrued Benefit accrued pursuant to the provisions of Section 9.1(a), (b) and (c) is less than or equal to $5,000, the Participant's or the Participant's Surviving Spouse may elect to receive such Accrued Benefit in one lump sum payment.

         XI.3       Election of Optional Method of Payment. Except as otherwise
                    --------------------------------------
provided in Sections 11.2 and 11.5 hereof, any election or revocation of an election under this Article shall be made by the Participant at any time prior to the date that benefit payments to the Participant commence pursuant to the provisions of the

Plan. If a Participant has elected a Contingent Annuitant Benefit or 10 Years Certain and Continuous Benefit in accordance with Section 11.2 and dies prior to the date payment of the Participant's Retirement Benefit commences without leaving a surviving Spouse, then such form of benefit shall become payable to the Participant's Beneficiary in the same amount, if any, that would have been payable to such Beneficiary if the payments thereunder had commenced to the Participant on the last day of the month coincident with or preceding the date of the Participant's death. If such a Participant dies prior to the date payment of the Participant's Retirement Benefit commences, leaving a Surviving Spouse and without having made a valid election under Section 12.2(b), then the election under Section 11.2, if any, shall be null and void, and the Surviving Spouse shall receive the Pre-Retirement Death Benefit in accordance with Section 12.1(a).

         XI.4     Rules Regarding Distribution of Benefits.
                  ----------------------------------------

                  (a   Notwithstanding any other provision of the Plan, for
         periods beginning before January 1, 1999, unless otherwise provided by law, any benefit payable to a Participant shall commence no later than the April 1st of the calendar year following the calendar year in which such Participant attains age 70 1/2; provided, however, if a Participant attained age 70 1/2 prior to January 1, 1988, except as otherwise provided in Subsection 11.4(e), any benefit payable to such Participant shall commence no later than the April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires. Such benefit shall be paid, in accordance with the Regulations, over a period not extending beyond the life expectancy of such Participant and the Participant's Beneficiary. Life expectancy for purposes of this Section shall not be recalculated annually in accordance with the Regulations. Any additional Retirement Benefit accrued beyond the Retirement Benefit commencement date shall be paid in a lump sum. Notwithstanding the preceding provisions, for periods beginning on or after January 1, 1999, with respect to Participants who are not five percent owners as defined in Section 416(i) of the Code at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2, commencement of distributions shall be made after the Participant retires. Once distributions have begun to a five percent owner pursuant to this Subsection (a), they must continue even if the Member ceases to be a five percent owner in a subsequent year.

               To the extent required under the Code, the Participant's Accrued Benefit shall be actuarially increased to take into account any period after age 70 1/2 in which the Participant does not receive benefits under the Plan pursuant to this Subsection (a). The period for which an actuarial increase may be necessary begins on the April 1 following the calendar year in which the Participant attains age 70 1/2 (January 1, 1997 in the case of a Participant who attained age 70 1/2 prior to
         1996), and ends on the date on which benefits commence in an amount sufficient to satisfy Section 401(a)(9) of the Code ("Actuarial Period"). An actuarial increase to the Participant's Accrued Benefit pursuant to this Subsection (a) shall be provided to the extent required under the Code only if, and to the extent, that the Participant's Accrued Benefit has not increased during the Actuarial Period in an amount equivalent to the actuarial increase required under the Code. The calculation of any actuarial increase required under this Subsection (a) shall reflect a reduction in the Accrued Benefit to take into account the actuarial equivalent of any distributions on or after the beginning of the Actuarial Period. Any actuarial increase required pursuant to the preceding provisions is not in addition to any actuarial increase required for that same period under Section 411 of the Code.

               (b) If distribution of a Participant's benefit has commenced prior to a Participant's death, and such Participant dies before the Participant's entire benefit is distributed to the Participant, distribution of the remaining portion of the Participant's benefit to the Participant's Beneficiary shall be made at least as rapidly as under the method of distribution in effect on the date of the Participant's death.

               (c) If a Participant dies before distribution of the Participant's benefit has commenced, distributions to any Beneficiary shall be made on or before the December 31st of the calendar year which contains the fifth anniversary of the date of such Participant's death; provided, however, that any distribution to a Beneficiary designated under Section 12.2 may be made over the life of such Beneficiary or a period not extending beyond the life expectancy of such Beneficiary. Such distribution shall commence not later than the December 31st of the calendar year immediately following the calendar year in which the Participant died, or, in the event such Beneficiary is the Participant's Surviving Spouse, not later than the date of which such Participant would have attained age 70 1/2, if later (or, in either case, on any later date prescribed by Regulations). If such Participant's Surviving Spouse dies after such Participant's death but before distributions to such Surviving Spouse commence, this Section 11.4(c) shall be applied to require payment of any further benefits as if such Surviving Spouse were the Participant.

               (d) Pursuant to Regulations, any benefits paid to a child shall be treated as if paid to a Participant's Surviving Spouse if such amount will become payable to such Surviving Spouse on the child's attaining majority, or other designated event permitted by Regulations.

               (e) If a Participant who is five percent owner attained age 70 1/2 before January 1, 1988, any benefit payable to such Participant shall commence no later than the April 1st of the calendar year following the later of (i) the calendar year in which the Participant attained age 70 1/2 or (ii) the earlier of (A) the calendar year within which the Participant becomes a five percent owner or (B) the calendar year in which the Participant retires. For purposes of this Subsection
         (e), a five percent owner shall mean a five percent owner of such Participant's employer as defined in Section 416(i) of the Code at any time during the Plan Year in which such owner attains age 66 1/2 or any subsequent Plan Year.

         XI.5  Written Explanations of Survivor Benefit.
               ----------------------------------------

               (a) The Committee shall furnish or cause to be furnished to each married Participant explanations of the Qualified Joint and Survivor Benefit and Pre-Retirement Death Benefit in Section 12.1(a) under procedures developed by the Committee in accordance with the Code and Regulations. Specifically, with respect to the election to waive a Qualified Joint and Survivor Benefit, the Committee shall furnish or cause to be furnished to the Participant the written explanation of the Qualified Joint and Survivor Benefit, as described in Subsection (b) below. If the Participant, after having received the written explanation described in Subsection (b) below, affirmatively elects in writing to receive the Participant's Retirement Benefit in one of the option forms described in Section 11.2 in lieu of a Qualified Joint and Survivor Benefit with the consent of the Participant's spouse, if necessary, such optional form of distribution may commence no less than seven days after the written explanation described in Subsection (b) below is provided to the Participant. A Participant is permitted to revoke an affirmative distribution election up until the date payment of the Participant's Retirement Benefit commences, or, if later, at any time prior to the expiration of the seven day period that begins the date after the explanation in Subsection (b) below is provided to the Participant.

               (b) Other than as described in Subsection (a) above, with regard to the election to waive a Qualified Joint and Survivor Benefit, the Committee shall furnish or cause to be furnished to the Participant no less than 30 days and no more than 90 days prior to the date payment of the Participant's Retirement Benefit commences written explanation of:

                    (i) the terms and conditions of the Qualified Joint and Survivor Benefit;

                    (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Benefit;

                    (iii) the right of the Participant's spouse to consent to
               any election to waive the Qualified Joint and Survivor Benefit;

                    (iv) the right of the Participant to revoke such election, and the effect of such revocation; and

                    (v) the right of the Participant to consider whether to waive the Qualified Joint and Survivor Benefit for at least 30 days prior to the date payment of the Participant's Retirement Benefit commences.

               (c) A married Participant may elect in writing to waive the Qualified Joint and Survivor Benefit or for purposes of Section 12.2, designate a beneficiary other than the Participant's spouse. Such election or designation must be consented to by the Participant's spouse. If the Participant elects a 10 Years Certain and Continuous Benefit, the election or designation, and the spouse's consent thereto, must designate specific beneficiary(ies), including any class of beneficiaries or alternate beneficiaries, and, with respect to a Qualified Joint and Survivor Benefit, the form of benefits that the designated beneficiary(ies) shall receive, which designations may not be changed without spousal consent unless the spouse expressly permits designations by the Participant, without any further spousal consent. Such spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Committee that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by the Regulations. The election or designation made by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse at any time prior to the distribution of the Participant's Retirement Benefit. Any election or designation must comply with the requirements of this Subsection (c). A former spouse's waiver shall not be binding on a new spouse.

         XI.6  Cash Out. Payments of any Retirement Benefit with an Equivalent
               --------
Actuarial Value of $3,500 or less (or for periods beginning on or after January 1, 1998, $5,000 or less) will be made in a lump cash sum in full settlement of the Plan's liability therefor, provided, however, that in the case of a married

Participant, no such lump-sum payment shall be made after benefits have commenced without the consent of the Participant and the Participant's spouse or, if the Participant has died, the Participant's Surviving Spouse.

         XI.7  Direct Rollover. Notwithstanding any provision of the Plan to the
               ---------------
contrary, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         XI.8  Disability Retirement Benefit. A Participant's Disability
               -----------------------------
Retirement Benefit shall only be paid in the form of a monthly annuity benefit the amount of which is determined in accordance with Sections 9.4(a) and (b) payable commencing with the Participant's Disability Retirement Date and ending on the first day of the month in which the Disability Participant attains age 65, dies, begins to receive a Retirement Benefit under the terms of this Plan, whichever is the first to occur. The lump sum benefit, if any, to which a Disability Participant is entitled pursuant to Section 9.4(c) shall be paid within a reasonable period of time following the month in which the Associate or former Associate first became a Disability Participant.

                                  ARTICLE XII

                                Death Benefits
                                --------------

         XII.1 Pre-Retirement Death Benefit. A Vested Participant who is in
               ----------------------------
Service or who terminated Service but whose effective date of payment of Retirement Benefits has not yet occurred is entitled to a Pre-Retirement Death Benefit. The term "Pre-Retirement Death Benefit" means a benefit providing that, in the event of the Participant's death before the effective date of payment of the Participant's Vested Retirement Benefit, the Participant's Surviving Spouse, if any, shall be entitled to receive a survivor annuity equal to one-half of the annuity which would have been payable for the life of the Participant under a Qualified Joint and Survivor Benefit, if payments thereunder had commenced on the first day of the month following the later of (i) the Participant's death, or (ii) the Participant's attainment of age 55, determined under Section 9.1, excluding any immediate Cash Balance Account Annuity, and any Lechmere Immediate Cash Balance Account Annuity provided in Sections 9.1(e) and (f). Such Pre-Retirement Death Benefit shall become payable to the Surviving Spouse on the first day of the month coincident with or following the later of (i) the date of the Participant's death, or (ii) the day on which the Participant would have attained age 55 had he lived, but no later than the day the Participant would have attained age 70 1/2 had he lived.

         XII.2 Death Benefits Attributable to Cash Balance Account and Lechmere
               ----------------------------------------------------------------
Cash Balance Account.
--------------------

               (a) Except as otherwise provided in Subsections (b) and (c) below, the Beneficiary of a Participant who is either in Service or terminated Service but whose effective date of payment of Retirement Benefits has not yet occurred and who has not elected a lump sum amount pursuant to the provisions of Section 13.2(c)(ii) and has not received a lump sum distribution pursuant to Section 11.6 and dies shall receive an immediate distribution of a lump sum amount equal to the Participant's Vested Cash Balance Account and Lechmere Cash Balance Account in lieu of all of the benefits due such Beneficiary under the Plan, except for any benefit that may be payable to a Surviving Spouse in accordance with Section 12.1.

               (b) In lieu of the benefit provided in Subsection (a) above, unless the Beneficiary elects a lump sum amount as provided in Subsection (a) above pursuant to such rules as are adopted by the

         Committee in accordance with Regulations, or unless the Beneficiary receives a lump sum distribution pursuant to Section 11.6, if the Participant's Surviving Spouse is the beneficiary and the Participant is either in Service or terminated Service but whose effective date of payment of Retirement Benefits has not yet occurred and has not elected a lump sum amount pursuant to the provisions of Section 13.2(c)(ii) and has not received a lump sum distribution pursuant to Section 11.6 and dies, the Beneficiary is entitled to a monthly Retirement Benefit based on the Actuarial Equivalent of the Participant's Lechmere Cash Balance Account and the Participant's Vested Cash Balance Account. The life annuity shall be payable to the Beneficiary for life beginning at any time after the Participant's death as elected in writing by the Beneficiary in accordance with the provisions of Section 11.4(c). The life annuity benefit hereunder shall be equal to either (i) or (ii) below, as applicable:

                         (i) If the Beneficiary elects to commence payment of the life annuity immediately, the Beneficiary's death benefit shall be 100% of the Vested Immediate Cash Balance Account Annuity described in Section 7.4, and the Lechmere Immediate Cash Balance Account Annuity described in Section 7.7 determined as of such date, substituting the Beneficiary's age at such time for the Participant's age under Section 7.4(b) and 7.7(b), respectively.

                         (ii) If the Beneficiary elects to defer payment of the
                  life annuity, the Beneficiary will receive annual Interest Credits and Lechmere Interest Credits until the date the payments commence. The Beneficiary's death benefit shall be 100% of the Vested Immediate Cash Balance Account Annuity described in Section 7.4 and the Lechmere Cash Balance Account Annuity described in Section 7.7 determined as of the date elected by the Beneficiary substituting the Beneficiary's age at such time for the Participant's age under Section 7.4(b), and 7.3(b), respectively.

                  (c) In lieu of the benefit provided in Subsection (a) above, the Beneficiary of a Participant who is either in Service or terminated Service but whose effective date of payment of Retirement Benefits has not yet occurred and who has not elected a lump sum amount pursuant to the provisions of Section 13.2(c)(ii) and has not received a lump sum distribution in accordance with Section 11.6 and dies may elect, pursuant to such rules as are adopted by the Committee in accordance with Regulations, to receive a monthly Retirement Benefit based on the Actuarial Equivalent of the Participant's Lechmere Cash Balance Account in lieu of all of the benefits due such Beneficiary under the Plan with respect to the Lechmere Cash Balance Account. The life annuity benefit hereunder shall be calculated pursuant to either
         (b) (i) or (ii) above, as applicable, considering only the Lechmere Immediate Cash Balance Account Annuity.

               If the involuntary cash-out provisions of Section 11.6 are operative, a monthly death benefit which becomes due under this Section shall be paid in one lump sum amount to the Beneficiary in lieu of all other benefits due such Beneficiary under the Plan except for any benefit that may be payable to a surviving Spouse in accordance with
         Section 12.1.

         XII.3 Designation of Beneficiary. Each Participant shall file with the
               --------------------------
Committee a written designation of one or more persons as the Beneficiary who, subject to Section 11.5, shall be entitled to receive the amount, if any, payable to the Participant's Beneficiary upon the death of the Participant. The designation of a Beneficiary for purposes of the Contingent Annuitant Benefit or 10 Years Certain and Continuous Benefit shall be deemed to be a Beneficiary designation for all purposes under the Plan unless otherwise specified by the Participant. Each Beneficiary of a Participant may file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable to such Beneficiary of the Beneficiary of the Participant upon the death of the Participant's Beneficiary. A Participant or the Beneficiary of a Participant may from time to time revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last Beneficiary designation received by the Committee shall be controlling; provided that, no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the death of the Participant or the Beneficiary of the Participant, as the case may be, or be effective as of the date prior to the date of such receipt. If no Beneficiary designation is in effect at the time of a Participant's death or if no Beneficiary survives the Participant, payment of the amount, if any, payable upon the death of the Participant shall be made to the Participant's estate. If no Beneficiary designation is in effect at the time of the death of the Beneficiary of a Participant or if no Beneficiary survives the Beneficiary of a Participant, payment of the amount, if any, payable upon the death of the Beneficiary of the Participant shall be made to the estate of the Beneficiary of the Participant. If the Committee is in doubt as to the right of any person to receive an amount payable pursuant to this Section, the Committee may direct the Trustees to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustees to pay such amount to any court of competent jurisdiction, which payment shall be a complete discharge of the liability under the Plan and of the Trust therefor. Notwithstanding anything herein to the contrary, for purposes of Section 12.3, if a Participant is married, the Participant's spouse shall automatically be the Participant's Beneficiary, unless the spouse has consented to another designation as provided in Section 11.5. Such consent must be made in accordance with procedures developed by the Committee in accordance with the Code and Regulations.

                                 ARTICLE XIII

                            Termination of Service
                            ----------------------

         XIII.1 Termination of Service by Non-Vested Participant. If the Service
                ------------------------------------------------
of a Participant who is not and does not at the time thereof become Vested terminates, no Retirement Benefit shall be payable to the Participant under the Plan.

         XIII.2 Termination of Service by Vested Participant. If the Service of
                --------------------------------------------
a Participant who is Vested terminates prior to Retirement, such Participant may elect, subject to Sections 10.2 and 11.4, any of the following:

                (a) to receive the Participant's Vested Retirement Benefit commencing upon the Participant's Normal Retirement Date, including the annual minimum if the Service requirement therefor is satisfied, based on the Participant's Years of Credited Service, any accrual provided under

         Article VII prior to the Participant's termination of Service and determined in accordance with Section 9.1 hereof; or

               (b) if such Participant is ineligible for benefits under the Disability Plan (or has voluntarily elected to forego receipt of benefits otherwise payable thereunder), such Participant may elect to receive the benefits provided for in Section 9.2 hereof, including the annual minimum if the Service requirement therefor is satisfied, based on the Participant's Years of Credited Service any accrual provided under Article VII prior to the Participant's termination of Service, commencing on the first day of the month following attainment of age 55 or the first day of any subsequent month prior to the Participant's Normal Retirement Date, where such Participant has prior to such date elected to receive such benefits on such date pursuant to rules adopted by the Committee in accordance with the Regulations; or

               (c) to receive on such date as the Participant shall elect pursuant to rules adopted by the Committee in accordance with Regulations, in lieu of all of the benefits due such Participant under the Plan:

                    (i) the Equivalent Actuarial Value of that portion of the Participant's Retirement Benefit accrued pursuant to the provisions of Section 9.1(e) and (f), payable in the form of a Qualified Joint and Survivor Benefit if the Participant is legally married, as determined by the Committee, on the date of the Participant elects to receive a benefit pursuant to this Subsection; or

                    (ii) an immediate lump sum amount equal to the Participant's
               Vested Cash Balance Account and Lechmere Cash Balance Account if the Participant is not legally married as determined by the Committee on the date the Participant elects to receive a benefit pursuant to this Subsection, or, if the Participant is legally married on the date the Participant elects to receive a benefit pursuant to the Subsection, with the written consent of the Participant's spouse within the 90-day period ending on the date payment pursuant to this provision is made in accordance with provisions developed by the Committee in accordance with the Code and Regulations (unless the Committee makes a written determination in accordance with the Code and Regulations that no such consent is required); and

                     (iii) a Retirement Benefit, attributable only to the
                Participant's Retirement Benefit accrued pursuant to the provisions of Sections 9.1(a), (b), (c) and (d), as provided under Subsection (a) or (b) above, as the Participant may elect.

         XIII.3 Termination of Service without a Break in Service. In the event
                -------------------------------------------------
the Service of a Participant terminates and he is reemployed, such Participant's enrollment in the Plan shall be reinstated as of the effective date of the Participant's re-enrollment.

         XIII.4 Termination of Service Following Reemployment. Notwithstanding
                ---------------------------------------------
anything herein to the contrary, if the Service of a Participant who was reemployed following a termination of Service shall subsequently be terminated for any reason, the benefits payable to the Participant pursuant to the provisions of the Plan shall be reduced by the Equivalent Actuarial Value of all amounts theretofore paid to the Participant pursuant to the Plan.


                                  ARTICLE XIV

                            Alienation of Benefits
                            ----------------------

         XIV.1  Non-Assignability. Except insofar as applicable law may
                -----------------
otherwise require or pursuant to the terms of a Qualified Domestic Relations Order, no amount payable at any time under the Plan and Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or hereafter payable, shall be void. The Plan and Trust shall not be liable for or subject to the debts or liabilities of any person entitled to any amounts payable under the Plan. If any person shall attempt to, or shall, alienate, sell, transfer, assign, pledge or otherwise encumber any amount payable under the Plan and Trust, or any part thereof, or if by reason of the Participant's bankruptcy or other event happening at such time such amount would not be enjoyed by the Participant, then the Committee, if it so elects, may direct that such amount be withheld and shall hold or apply it to or for the benefit of such person, the Participant's spouse, children or other dependents, or any of them, in such manner and proportion as the Committee may deem proper. For purposes of the Plan, a Qualified Domestic Relations Order means any judgment, decree, or order (including approval of a property settlement agreement) which has been determined by the Committee in accordance with procedures established under the Plan, to constitute a qualified domestic relations order within the meaning of Section 414(p)(1) of the Code.

         XIV.2 Judgment Offset. Notwithstanding Section 14.1, effective with
               ---------------
respect to judgments, orders and decrees issued, and settlement agreements entered into, on or after August 5, 1997, the Plan shall not be treated as failing to meet the requirements of the Section 14.1 solely by reason of any offset of a Participant's benefits against an amount that the Participant is ordered or required to pay to the Plan as a result of the Participant's breach of fiduciary duty to the Plan or commission of a criminal act against the Plan to the extent permitted under Section 401(a)(13)(C)-(D) of the Code.

                                  ARTICLE XV

                                Administration
                                --------------

         XV.1 In General. The Committee shall have authority and responsibility
              ----------
for the administration and interpretation of the Plan, and, for purposes of ERISA, shall be the "administrator" of the Plan and its "named fiduciary" with respect to matters for which it is responsible; provided that the Board shall have the sole authority to amend, suspend or terminate the Plan, except as otherwise provided in Subsection 15.4(c) hereof. The Committee shall consist of not less than three persons, who need not be directors of Ward, as from time to time appointed by the Board. Any Committee member may resign and the Board may remove any Committee member, with or without cause, at any time. To the maximum extent permitted by ERISA, every action and determination of the Committee in accordance with this Section shall be final and binding upon each Participant, Beneficiary, other Associate and every other person entitled to or claiming participation in the Plan or benefits from the Plan. No member of the Committee shall be entitled to act on or decide any matter relating solely to the Participant or to any of the Participant's rights or benefits under the Plan.

         XV.2 Appointment of Trustees. The Committee shall appoint the Trustees,
              -----------------------
and may remove any Trustees in accordance with the Trust Agreement. Upon acceptance of their appointments, the Trustees shall have exclusive authority to manage and control the Trust Fund, subject to the provisions of the Plan and the Trust Agreement and, for purposes of ERISA, shall be the "named fiduciary" of the Plan with respect to matters for which they are responsible; provided that, as provided in the Trust Agreement, the Trustees may appoint one or more Investment Managers and may delegate authority to the Investment Managers so appointed as provided therein and permitted by ERISA.

         XV.3 Appointment of Administrative Director. The Committee shall
              --------------------------------------
appoint an Administrative Director and may from time to time allocate or delegate to any subcommittee or member of the Committee, the Administrative Director and others, not necessarily Associates, such duties relative to compliance with the reporting and disclosure obligations of ERISA and the administration and interpretation of the Plan as it deems necessary or appropriate including matters involving the exercise of discretion. The Administrative Director may from time to time delegate to others, not necessarily Associates, such of the Administrative Director's duties as the Administrative Director deems necessary or appropriate. The Committee may remove, with or without cause, at any time the Administrative Director and any person to whom duties are delegated by the Committee or the Administrative Director in accordance with this Section.

     XV.4   Specific Responsibilities and Authority of the Committee. In
            --------------------------------------------------------
furtherance of, and not by way of limitation on, the responsibilities and authority conferred on the Committee in Section 15.1 hereof, the Committee shall administer the Plan in accordance with its terms and provisions and shall have the following specific responsibilities and authorities:

            (a) to construe and interpret the Plan and determine all questions arising in its operation;

            (b) to develop and from time to time review a policy for funding the Plan recommended by the Actuary, which shall be consistent with the objectives of the Plan and the actuarial tables and interest rate assumptions from time to time recommended by the Actuary for the Plan in accordance with the Regulations and to advise the Trustees of such policy and of any changes therein from time to time;

            (c) to make such amendments in the Plan and the Trust Agreement as it deems necessary or appropriate;

            (d) to receive reports from the Trustees and from the Administrative Director on the discharge of their duties and authority with respect to the Plan, including in the case of the Administrative Director the preparation, distribution and maintenance of all documents necessary or appropriate for compliance with the reporting, disclosure and recordkeeping requirements contained in ERISA, as well as such other records or data as may be necessary or appropriate for the proper administration of the Plan;

            (e) to employ the Actuary and such certified public accountants, legal counsel and other persons as may be required by ERISA or as it shall otherwise deem necessary or appropriate in connection with the operation of the Plan;

            (f) to adopt such rules and procedures as the Committee deems necessary or appropriate in order to fulfill its responsibilities with respect to the Plan; provided that such rules and procedures are uniformly and consistently applied to persons in similar circumstances;

            (g) to hold regular meetings designed to insure the discharge of its responsibilities hereunder, and to maintain an accurate written record of all such meetings; and

            (h) to furnish the Board with reports, including subjects reported upon to it by the Trustees and the Administrative Director.

     XV.5   Rules of Procedure. Subject to the by-laws of the Company and the
            ------------------
resolutions of the Board, the Committee shall establish its own rules of procedure and the time and place of its meetings. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the Committee members at a meeting at which a quorum is present shall be the act of the Committee. Any action which may be taken at a meeting of the Committee may be taken without a meeting if a consent, in writing, setting forth the action so taken, shall be signed by all of the members of the Committee.

     XV.6   Trust Fund. The Company has entered into the Trust Agreement with
            ----------
the Trustees providing for the administration and management of the Trust Fund. All benefits and other amounts payable hereunder shall be paid exclusively from the Trust Fund, and neither the Company, the Committee, any Trustee, the Administrative Director, nor any director, officer, Associate or agent of the Company assumes any responsibility or liability therefor. The Trust Fund may be commingled for investment purposes with like separate trust funds of any other plans and trusts of Ward or any Affiliate which meet the requirements of Sections 401(a) and 501(a) of the Code. Each Participant, each Beneficiary or each other person who shall claim the right to any payment under the Plan shall look exclusively to the Trust Fund therefor and shall not have any right or claim therefor against the Company, the Committee, any Trustee, the Administrative Director or any director, officer, Associate or agent of the Company. Except as otherwise required by ERISA, neither the Company, the Committee, the Administrative Director, nor any director, officer, Associate or agent of the Company shall be required to inquire into or be responsible for any act or failure to act of any Trustee or any Participant. To the maximum extent permitted by ERISA and applicable state law, each member of the Committee, each Trustee, the Administrative Director and each director and officer of the Company, and each Associate who performs services on behalf of the Plan or the Trust, shall be indemnified and saved harmless by the Company out of its own assets (including the proceeds of any insurance policy the premiums of which are paid by the Company) from and against any and all losses, costs and expenses (including any amounts paid in settlement of a claim with the Committee's approval) to which any of them may be subjected by reason of any act done or omitted to be done in good faith in their official capacities with respect to the Plan or the Trust Agreement, including all expenses reasonably incurred in their defense.

     XV.7   Claims Procedure.
            ----------------

            (a) Any claim for benefits shall be submitted on a prescribed claim form to the claimant's local personnel department. If the claim is wholly or partially denied, written notice of the denial shall be furnished within 90 days after receipt of the claim; provided that, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstances requiring an extension. The written notice denying the claim shall set forth the reasons for the denial, including specific reference to pertinent provisions of the Plan on which the denial is based, a description of any additional information necessary to perfect the claim and information regarding review of the claim and its denial.

            (b) All disputed claims for benefits shall be submitted within 60 days after receipt by the claimant of the written notice of denial to, and decided within a reasonable period of time by, the Administrative Director or one member of the Committee designated by its Chairman. Written notice of the decision on each such claim shall be furnished to the claimant within 60 days after receipt by the Administrative Director of a request for review, unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and the claimant shall be so notified in writing. If the claim is wholly or partially denied, such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based. A claimant may review all pertinent documents and may request a review by the Committee of such a decision denying the claim. Such a request shall be made in writing and filed with the Committee within 60 days after delivery to the claimant of written notice of the decision. Such written request for review shall contain all additional information which the claimant wishes the Committee to consider. The Committee may hold a hearing or conduct an independent investigation, and the decision on review shall be made as soon as possible after the Committee's receipt of the request for review, but in no event later than the third regularly scheduled meeting of the Committee after the Committee's receipt of the request for review. Written notice of the decision on review shall be promptly furnished to the claimant and shall include specific reasons for the decision. For all purposes under the Plan, such decision on claims (where no review is requested) and decision on review (where review is requested) shall be final, binding and conclusive on all interested persons as to participation and benefits eligibility, the amount of benefits and as to any other matter of fact or interpretation relating to the Plan. In the case of a Participant covered by a collective bargaining agreement, a disputed claim for benefits shall be governed by the grievance and arbitration procedures established under such agreement; provided, however, that, if such agreement permits, the Committee will review such a claim before it is referred to formal grievance procedures.

     XV.8   Payment of Expenses. Except as otherwise provided in the Plan or the
            -------------------
Trust Agreement, all expenses and charges incurred in the administration and operation of the Plan and the Trust Agreement shall be paid out of the Trust Fund. No compensation shall be paid by the Plan to any member of the Committee, any Trustee or the Administrative Director if employed by the Company or any Affiliate, but said persons may be reimbursed for their reasonable expenses incurred in carrying out their duties, responsibilities and authority hereunder, and the compensation, or a properly allocable portion thereof, paid to other Associates who are involved in the administration of the Plan and all other properly allowable expenses shall, to the extent not paid by the Company, be treated as administrative expenses. No bond shall be required of the members of the Committee, the Trustees or the Administrative Director, except as otherwise required by law.

     XV.9   Notices, etc. Any notice, election, application, instruction,
            ------------
designation or other form of communication required to be given or submitted by any Participant, other Associate or Beneficiary shall be in such form as is prescribed from time to time by the Committee, sent by first class mail or delivered in person to the Administrative Director of the Plan, 8-3, Montgomery Ward & Co., Incorporated, Montgomery

Ward Plaza, Chicago, Illinois 60671, and shall be deemed to be duly given only upon actual receipt thereof by the Administrative Director. Any notice, statement, report and other communication from the Company, the Committee or the Administrative Director to any Participant, other Associate or Beneficiary required or permitted by the Plan shall be deemed to have been duly given when delivered to such person or mailed by first class mail to such person at the person's address last appearing on the records of the Company. Each person entitled to receive a payment under the Plan shall file in accordance herewith the person's complete mailing address and each change therein. A check or communication mailed to any person at such person's address on file with the Administrative Director shall be deemed to have been received by such person for all purposes of the Plan, and neither the Committee, the Administrative Director nor any Associate or agent of the Company shall be obliged to search for or ascertain the location of any such person except as required by ERISA. If the Administrative Director shall be in doubt as to whether payments are being received by the person entitled thereto, it may, by registered mail addressed to such person at the person's address last known to the Administrative Director, notify such person that all future payments will be withheld until such person submits to the Administrative Director the person's proper mailing address and such other information as the Administrative Director may reasonably request.

     XV.10  Filing of Information. Each Participant shall file with the
            ---------------------
Committee such pertinent information concerning the Participant and the Participant's Beneficiary, and each Beneficiary shall file with the Committee such information concerning the Beneficiary, as the Committee or the Administrative Director may specify, and in such manner and form as the Committee or Administrative Director may specify or provide, and no Participant or Beneficiary shall have any right or be entitled to any benefits or further benefits under the Plan unless such information is filed by the Participant or Beneficiary or on behalf of the Participant or Beneficiary.

     XV.11  Claims Against Trust Fund. If the Committee receives notification
            -------------------------
from the Trustees of any trust fund established by the Company as a part of an employee benefit plan other than the Trust Fund that such Trustees have a claim against the Trust Fund by reason of overpayment or otherwise, then the Committee may direct the Trustees to withhold further payments under the Plan, pay the amount of such claim to any court of competent jurisdiction or take any other action which the Committee shall deem appropriate.

     XV.12  Agent for Service of Process. The agent for the service of legal
            ----------------------------
process of the Plan shall be the Secretary of Ward.


                                  ARTICLE XVI

             Termination of Participating Company's Participation
             ----------------------------------------------------

     XVI.1   Right to Terminate. Any Participating Company may terminate its
             ------------------
participation in the Plan by giving the Committee prior written notice specifying a termination date which shall be the last day of the month at least 60 days subsequent to the date such notice is received by the Committee. The Committee may terminate any Participating Company's participation in the Plan, as of any termination date specified by the Committee, for the failure of the Participating Company to make proper contributions or to comply with any other provision of the Plan.

     XVI.2  Effect of Termination and Payment of Distributable Reserve. To the
            ----------------------------------------------------------
maximum extent permitted by ERISA, any rights of Participants no longer employed by the Participating Company, former Participants and their Beneficiaries, Surviving Spouses and other eligible survivors under the Plan shall be unaffected by a termination of the Plan as to any Participating Company. Subject to the provisions of Section 16.8, the benefits provided under the Plan with respect to each Participant in Service with such Participating Company as of the termination date will be paid or forfeited in accordance with the Plan as if such termination had not occurred except that the Committee may direct the Trustees to segregate such portion of the assets of the Trust (the "Distributable Reserve") as the Actuary shall determine to be properly allocable in accordance with ERISA to the active Associates of such Participating Company and direct the Trustees to apply the Distributable Reserve for the benefit of the Participants employed by the Participating Company as of the termination date in such manner as the Committee shall determine including, without limitation, payment to such Participants in lump cash sums, cash installments, or the purchase of immediate or deferred annuities, a transfer to a successor employee benefit plan which is qualified under Section 401(a) of the Code, or any combination thereof; provided, however, that in the event of any transfer of assets to a successor employee benefit plan the provisions of Section 16.3 will apply. Any such payments or transfers of the Distributable Reserve shall constitute a complete discharge of all liabilities under the Plan with respect to such Participating Company's participation in the Plan and any Participant then employed by such Participating Company. To the maximum extent permitted by ERISA, the termination of the Plan as to any Participating Company shall not in any way affect any other Participating Company's participation in the Plan.

     XVI.3  Transfer of Assets to Successor Plan. No transfer of the Plan's
            ------------------------------------
assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless each Participant would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit he would have been entitled to receive immediately before such transfer if the Plan had then been terminated. The Committee may also request appropriate indemnification from the employer or employers maintaining such successor plan before making such a transfer.


                                 ARTICLE XVII

                           Amendment and Termination
                           -------------------------

     XVII.1   Power to Amend.
              --------------

              (a) Subject to the provisions of Subsection 15.4(c) hereof, the Board reserves the right at any time to amend, suspend, discontinue or terminate the Plan, any accrual thereunder, the Trust or any contract issued by an insurance carrier forming a part of the Plan, in whole or in part and for any or no reason and without the consent of any Participating Company, Participant or Beneficiary; and the Committee may make such amendments in the Plan and the Trust as it deems necessary or appropriate. Each Participating Company by its adoption of the Plan shall be deemed to have delegated this authority to the Board and the Committee, respectively.

              (b) No amendment or modification shall be made which would (i) retroactively impair any right to any benefit under the Plan which any Participant or Beneficiary would otherwise have had at the date of such amendment by reason of the contributions theretofore made, except to such extent as may be necessary or appropriate to qualify or maintain the Plan, the Trust and any contract with an insurance carrier which may form a part of the Plan as a plan and trust meeting the requirements of Sections 401(a) and 501(a) of the Code or any other applicable section of law, including ERISA, as now in effect or hereafter amended or adopted and the Regulations or (ii) make it possible for any part of the funds of the Plan (other than such part as is required to pay taxes, if any, and administrative expenses as provided in Section 15.8 hereof) to be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries prior to the satisfaction of all liabilities with respect thereto.

     XVII.2   Retroactive Amendments. Subject to the provisions of Section 17.1
              ----------------------
hereof, any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan, the Trust and any contract with an insurance company which may form a part of the Plan as a plan and trust meeting the requirements of Sections 401(a) and 501(a) of the Code or any other applicable section of law, including ERISA, as now in effect or hereafter amended or adopted and the Regulations.

     XVII.3   Notices of Amendments. Notice of any amendment, modification,
              ---------------------
suspension or termination of the Plan shall be given by the Board or the Committee, whichever adopts the amendment, to the other and to the Trustees and all Participating Companies and, where and to the extent required by law, to Participants and other interested parties.

     XVII.4   Effect of Termination. Upon termination of the Plan, no amount
              ---------------------
shall thereafter be payable under the Plan to or in respect of any Participant except as provided in this Article, and, to the maximum extent permitted by ERISA, transfers or distributions of the assets of the Plan as provided in this Article shall constitute a complete discharge of all liabilities under the Plan. The Committee shall remain in existence, and all of the provisions of the Plan which in the opinion of the Committee are necessary for the execution of the Plan and the distribution or transfer of the assets of the Plan shall remain in force. All distributions and notifications referred to in this Article shall be in form and substance satisfactory to counsel for the Plan.

     XVII.5   Distribution of Assets If No ERISA Termination. If the Committee
              ----------------------------------------------
receives a determination from the PBGC that the termination of the Plan does not constitute a plan termination for purposes of Title IV of ERISA, then, upon receipt by the Committee of IRS approval of such termination, the assets of the Plan shall be applied for the benefit of Participants and Beneficiaries in such manner as the Committee shall determine, provided that, in the event of any transfer of assets to a successor employee benefit plan, the provisions of Section 16.3 hereof will apply.

     XVII.6   Distribution of Assets Upon Termination.
              ---------------------------------------

              (a) If the termination of the Plan does not constitute a plan termination for purposes of Title IV of ERISA, then the rights of all Participants (including any person or persons whose benefits are paid from the Trust regardless of the plan under which the benefits are calculated) to their Retirement Benefits accrued to the date of such termination shall thereupon be nonforfeitable, but only to the extent that such Retirement Benefits have then been funded by contributions made prior to such termination and that funds are available to provide such Retirement Benefits upon the allocations hereinafter provided in this Section.

              (b) Upon receipt by the Committee of (i) all necessary PBGC regulatory approvals that the assets of the Plan are sufficient to discharge when due all obligations thereunder with respect to benefits which are guaranteed by the PBGC under Title IV of ERISA and (ii) IRS approval of such termination, the assets of the Plan which remain after reservation of an amount sufficient to apply all expenses of final administration shall be allocated, to the extent sufficient, in the following order of priority:

                    (i) to provide for the benefits which are payable to or in respect of Participants who Retired or died, who could have Retired, or who, having terminated Service, either began receiving payments of such benefits or could have begun receiving such payments at least three years prior to the termination date, determined in each case on the basis of the provisions of the Plan at any time during the five-year period ending on the termination date when such benefits were or would have been the lowest and without regard to any increases in such benefits which accrued less than three years prior to the termination date; then

                    (ii) to provide all other benefits under the Plan which are guaranteed by the PBGC under Title IV of ERISA or which would be guaranteed if Sections 4022(b)(5) and 4022(b)(6) were not applicable, but which have not been allocated under Clause (i) of this Section; then

                    (iii) to provide all other benefits which had become nonforfeitable under the Plan prior to the termination date but which have not been allocated under Clause (i) or (ii) of this Section; then

                    (iv) to provide all other benefits which had accrued under the Plan prior to the termination date but which have not been allocated under Clause (i), (ii) or (iii) of this Section; then

                    (v) any surplus assets of the Plan remaining after the payment of all expenses of final administration and after the satisfaction of all liabilities accrued to the termination date with respect to Participants and their Beneficiaries shall, upon receipt of the IRS approval therefor, revert ratably to each Participating Company in such manner and in such proportion as the Committee, upon the advice of the Actuary, shall determine. The foregoing allocations shall be made by the Committee in accordance with the determinations of the Actuary pursuant to the Regulations. If the balance remaining for allocation under any of the foregoing Clauses is insufficient to provide in full the allocations under such Clause, individual allocations shall be reduced pro rata (except that, under Clause (iii) only, such balance shall first be allocated to provide the benefits described therein determined on the basis of the provisions of the Plan which were in effect at the beginning of the five-year period ending on the termination date and then, if the balance remaining for allocation is sufficient, to provide the benefits described therein which result from each successive amendment to the Plan during such five-year period under the first such amendment as to which such balance is insufficient before reducing such allocation pro rata), and no allocations shall be made under subsequent clauses. The assets of the Plan allocated in accordance with Clauses (i), (ii), (iii) and (iv) of this Section shall be distributed in such manner as the Committee shall determine, including without limitation, lump-sum payments, cash installments, the purchase of immediate or deferred annuities or any combination of the foregoing.

     XVII.7   Distribution of Assets Upon Termination Where Assets Not
              --------------------------------------------------------
Sufficient. Notwithstanding the provisions of Section 17.6 hereof, if the PBGC
----------
notifies the Committee that it is unable to determine whether the assets of the Plan are sufficient or that such assets are insufficient to discharge when due all obligations thereunder with respect to benefits which are guaranteed by the PBGC under Title IV of ERISA, then the assets of the Plan shall be allocated and distributed only as a court having competent jurisdiction of the Plan or Trust or a trustee appointed by such court shall direct or permit or as otherwise provided in an agreement satisfactory to the Committee.

     XVII.8   Effect of Partial Termination. In the event that any governmental
              -----------------------------
authority, including without limitation the IRS and PBGC, determines that a partial termination, within the meaning of ERISA, of the Plan has occurred as to any Participating Company, then (i) the rights of all Participants affected thereby to their Retirement Benefits accrued to the date of such partial termination shall thereupon be nonforfeitable, but only to the extent that such Retirement Benefits have then been funded by such portion of the assets of the Trust as are determined to be properly allocable to such Participants and that such portion of assets is available to provide such Retirement Benefits upon the allocations provided in Section 17.6 hereof, and
(ii) the provisions of Sections 17.2, 17.3, 17.4, 17.6, and 17.7 hereof and
Section 16.3 hereof which in the opinion of the Committee are necessary for the execution of the Plan and the allocation and distribution of the assets of the Plan shall apply. To the maximum extent permitted by ERISA, if any liability arises as a result of such partial termination, only the Participating Company as to which the partial termination of the Plan has occurred shall be liable to the PBGC for any insufficiency of assets.


                                 ARTICLE XVIII

               Limitations in the Event of Early Discontinuance
               ------------------------------------------------

     XVIII.1  Application. In order to qualify the Plan and the Trust as a
              -----------
qualified plan and trust under the Code, the benefits to be provided to certain Participants will be subject to the limitations set forth in this Article XVIII.

     XVIII.2  Restriction of Benefits.
              -----------------------

              (a) In the event the Plan is terminated, the benefit of any active or former Participant who was a Highly Compensated Associate (as defined in Section 414(q) of the Code) shall be limited to that benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

              (b) The annual payments to a Participant described in (c) below are restricted to an amount equal to the payments that would be made on behalf of that Participant under a straight life annuity that is the Actuarial Equivalent of the Participant's Accrued Benefit under the Plan. The restrictions in this Section 18.2 do not apply, however, if:

                      (i) after payment to a Participant described in (c) below of all benefits described in (d) below, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as defined in Section 412(1)(7) of the Code), or

                      (ii) the value of the benefits described in (d) below for a Participant described in (c) below is less than one percent of the value of current liabilities, or

                      (iii) the value of benefits described in (d) below for a
               Participant described in (c) below does not exceed the amount described in Section 411(a)(11)(A) of the Code.

               (c) The Participants whose benefits are restricted pursuant to this Article XVIII on distribution are the 25 Highly Compensated Associates and former Highly Compensated Associates (as defined in Section 414(q) of the Code) with the greatest compensation in the current or any prior year. Plan provisions defining or altering the group of Participants whose benefits are restricted under this Section 18.2 may be amended at any time without violating the requirements of Section 411(d)(6) of the Code.

               (d) For purposes of this Section 18.2, the term "benefit" includes loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Participant and any death benefits not provided for by insurance on the Participant's life.


     XVIII.3   Payment of Benefits.  The limitations established under this
               -------------------
Article XVIII shall not restrict either the payment of any monthly benefit due prior to the termination of the Plan or the payment of benefits to a Participant's Beneficiary or Surviving Spouse under the Plan at any time, if such payment commenced prior to the date of such termination. If the foregoing limitations would otherwise become applicable the Committee may, if it so elects, nevertheless pay full benefits to or in respect of any Participant who executes an agreement with the Trustees, in form and in substance satisfactory to the Committee, which is adequately secured and which guarantees the repayment of any payment subject to such limitations.

     XVIII.4   Additional Reserves. Any additional reserves arising by the
               -------------------
application of the foregoing limitations shall be used and applied for the benefit of the other Participants and their Beneficiaries and

Surviving Spouses under the Plan; provided, however, that if sufficient funds are available to provide in full for the benefits accrued for all such other Participants and their Beneficiaries and Surviving Spouses under the Plan, then such additional reserves shall be used, to the extent available, to provide the benefits under the Plan of the Participants whose benefits would otherwise have been restricted by operation of this Article XVIII.

                                  ARTICLE XIX

                                 Miscellaneous
                                 -------------

     XIX.1     In General. Any and all rights or benefits accruing to any person
               ----------
under the Plan shall be subject to all terms and conditions of the Plan and the Trust Agreement. The adoption and maintenance of the Plan shall not constitute a contract between the Company and any associate or be a consideration for, or an inducement or condition of, employment of any associate. Neither participation nor anything contained in the Plan shall give any associate the right to be retained in the employ of the Company, nor shall it interfere with the right of the Company to discharge any associate at any time.

     XIX.2     Coordination of Payment of Benefits with Other Plans.
               ----------------------------------------------------
Notwithstanding any other provision of this Plan, the payment of benefits to Participants and their Beneficiaries, Surviving Spouses and other eligible survivors under the Plan shall be paid as a part of and concomitantly with any benefits to which he is entitled in accordance with the terms of the Prior Plans.

     XIX.3     Incapacity. If the Committee shall find that any person to whom
               ----------
any amount is payable under the Plan is unable to care for such person's affairs because of illness or accident, is a minor or has died, then any payment due to the person or the person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may be paid to the spouse, a child, a relative, an institution maintaining or having custody of such person or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liabilities of the Plan and Trust Fund.

     XIX.4     Inability to Locate Benefit Recipient. If the Committee cannot
               -------------------------------------
ascertain the whereabouts of any person to whom an amount is payable under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person as shown on the records of the Company and within three months after such mailing such person has not made a written claim therefor, the Committee, if it so elects and after receiving advice from counsel to the Plan, may assume that such person is deceased and direct that such payment be made in accordance with the applicable provisions of Article XI hereof.

     XIX.5     Benefit Provided by Insurance. If the payment of any benefit
               -----------------------------
under the Plan is provided as an annuity benefit under a contract with an insurance company, the payment of such benefit shall be subject to all the provisions of such contract.

     XIX.6     Credit for Prior Employment. Upon such terms and conditions as
               ---------------------------
the Committee and the Internal Revenue Service may approve, credit may be given for service and benefits provided under the Plan to a Participant with respect to any period of the Participant's prior employment by an organization, and such credit and benefits may be provided for in whole or in part by funds transferred, directly or indirectly (including a rollover from an individual retirement account, or an individual retirement annuity as described in Section 408 of the Code), to the Trust Fund from an employee benefit plan of such organization which qualifies under Section 401(a) of the Code.

     XIX.7     Construction. To the maximum extent permitted by ERISA, the Plan
               ------------
shall be construed in accordance with the laws of the State of Illinois. As used herein, the masculine form shall, where appropriate, include the feminine and neuter genders. All Article and Section headings herein have been inserted for convenience only and shall not affect the meaning of the language contained herein.

                                  ARTICLE XX

                             Top Heavy Provisions
                             --------------------

     XX.1   In General. The Plan will be considered a Top Heavy Plan for any
            ----------
Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. For purposes of determining whether the Plan is a Top Heavy Plan, uniform actuarial assumptions which reflect interest rate, as prescribed in Section 2.1, shall be used. The present value of a Participant's Retirement Benefit shall be determined as of the last valuation date used for computing Plan costs for minimum funding purposes which occurs within the Plan Year in which the determination is being made, and shall include amounts distributed to or on behalf of the Participants within the four preceding Plan Years. Notwithstanding any other provisions in the Plan, the provisions of this Article XX shall apply and supersede all other provisions of the Plan with respect to a Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.

     XX.2   Definitions. For purposes of this Article XX and as otherwise used
            -----------
in this Plan, the following terms shall have the meanings set forth below:

            (a) "Affiliate" shall mean any entity affiliated with the Company within the meaning of Section 414(b), 414(c) or 414(m) of the Code, except that for purposes of applying the provisions hereof with respect to the limitation on benefits, Section 415(h) of the Code shall apply.

            (b) "Aggregation Group" shall mean the group composed of each qualified retirement plan of the company or an Affiliate in which a Key Associate is a participant and each other qualified retirement plan of the Company or an Affiliate which enables a plan of the Company or an Affiliate in which a Key Associate is a participant to satisfy Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

            (c)     "Key Associate" shall mean a "Key Employee" as defined in
     Section 416(i)(1) and (5) of the Code and Regulations promulgated thereunder.

            (d) "Top Heavy Plan" shall mean a "Top Heavy Plan" as defined in Sections 416(g) of the Code and Regulations promulgated thereunder.

     XX.3   Vesting.
            -------

            (a) If a Plan is a Top Heavy Plan with respect to any Plan Year, a Participant's nonforfeitable right to the Participant's Retirement Benefit derived from the Company's contributions shall not be less than the amount determined in accordance with the following vesting schedule:

          Years of Service                   Percentage
          ----------------                   ----------
          Less than 3                             0%
          3 or more                             100%



            (b) In the event the vesting schedule provided in Section 2.51 is amended, or changed on account of the Plan becoming or ceasing to be a Top Heavy Plan, any Participant who has completed at least five Years of Service for purposes of determining a Participant's nonforfeitable right to the Participant's Retirement Benefit derived from the Company's contributions under Sections 2.51 and 20.3 may elect to have the Participant's nonforfeitable percentage determined under the Plan without regard to such amendment or change by notifying the Committee in writing within the election period hereinafter described. The election period shall begin on the date such amendment is adopted or the date such change is effective, as the case may be, and shall end no earlier than the latest of the following dates:

                    (i) the date which is 60 days after the day such amendment is adopted;

                    (ii) the date which is 60 days after the day such amendment or change becomes effective; or

                    (iii) the date which is 60 days after the day the Participant is given written notice of such amendment or change by the Committee. Any election made pursuant to this Section 20.3(b) shall be irrevocable.

     XX.4   Distributions to Participants.
            -----------------------------

            (a) Subject to Section 20.5, for each Plan Year that the Plan is a Top Heavy Plan, the Retirement Benefit for each Participant who has completed a Year of Service and who is not a Key Associate shall not be less than such Participant's Average Compensation, multiplied by the lesser of

     (i) two percent multiplied by the number of Years of Service with the Company or (ii) 20%. For purposes of the preceding sentence, Years of Service shall not include any Year of Service completed prior to the Plan Year beginning prior to January 1, 1984, or any Year of Service if the Plan was not a Top Heavy Plan for any Plan Year ending during such Year of Service.

            (b) For purposes of this Section 20.4, "Average Compensation" shall mean the average of a Participant's compensation (as described in Section 415 of the Code) for the period of 5 consecutive years (or, if the Participant does not have five consecutive years, the Participant's actual number of consecutive years) during which the Participant had the greatest aggregate compensation. Compensation earned during a Plan Year beginning before January 1, 1984, or during a Plan Year which begins after the last Plan Year in which the Plan was not a Top Heavy Plan shall be disregarded for purposes of determining Average Compensation.

     XX.5   Top Heavy Plan Years.
            --------------------

            (a) For each Plan Year that the Plan is a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of Section 415(e) of the Code.

            (b) If, after substituting 90% for 60% wherever the latter appears in Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the provisions of paragraph (a) shall not be applicable if the Retirement Benefit for each Participant who is not a Key Associate is determined in accordance with Section 20.4(a), substituting "three percent" for "two percent" in Section 20.4(a) and increasing "20%" in Section 20.4(a) by 1 for each Plan Year described in the last sentence of Section 20.4(a), but not beyond "30%."


     XX.6   Duplication of Benefits. The Committee shall, to the extent
            -----------------------
permitted by the Code and in accordance with Regulations, apply the provisions of this Article XX by taking into account the benefits payable and the contributions made under any other plans maintained by the Company or any of its subsidiaries or affiliated or associated entities which are qualified under Section 401(a) of the Code to prevent inappropriate omissions or duplication of minimum benefits or contributions.

                                  ARTICLE XXI

                       Transfer of Amounts Attributable
                            to Contributions Under
                        the Jefferson Stores Plan
                        -------------------------

     XXI.1     Transfer of Accrued Benefit. Each Participant who was a
               ---------------------------
participant of the Jefferson Stores Plan on December 31, 1984, had an amount equal to the Participant's accrued retirement benefit under the Jefferson Stores Plan, if any, transferred from the trust established as part of the Jefferson Stores Plan to the Trust.

     XXI.2     Transfer Held in Trust. The Committee shall establish and
               ----------------------
maintain or cause to be established and maintained, as part of the Trust, such accrued benefits which are allocable to the amounts transferred pursuant to
Section 21.1, if any, and all relevant data pertaining thereto. All such transferred amounts shall be held by the Trustee for the exclusive benefit of such Participants in accordance with the terms of the Plan, to be commingled, managed, invested and reinvested with the other assets of the Plan. Upon such transfer, and except as otherwise provided in the Jefferson Stores Plan, the Trustees of the Jefferson Stores Plan shall have no further liability whatsoever with respect to such transferred amounts or the benefits which had been based thereon, and the Participant shall look solely to the Plan for any payment or other benefit in respect of the amount so transferred.

     XXI.3     Payment of Benefits. The accrued benefit attributable to any
               -------------------
amounts transferred from the Jefferson Stores Plan, if any, shall be nonforfeitable and shall be paid from the Trust Fund to the Participant or the Participant's Beneficiary or Surviving Spouse at the same time and in the same manner as any payment made in accordance with Articles XI, XII or XIII.

                                 ARTICLE XXII

                      Transfer of Amounts Attributable to
                     Contributions Under the Lechmere Plan
                     -------------------------------------

     XXII.1    Transfer of Accrued Benefit. Each Participant who was a
               ---------------------------
participant of the Lechmere Plan on June 30, 1994, had an amount equal to the Participant's accrued retirement benefit under the Lechmere Plan, if any, transferred from the trust established as part of the Lechmere Plan to the Trust.

     XXII.2    Transfer Held in Trust. The Committee shall establish and
               ----------------------
maintain or cause to be established and maintained, as part of the Trust, such accrued benefits which are allocable to the amounts transferred pursuant to
Section 22.1, if any, and all relevant data pertaining thereto. All such transferred amounts shall be held by the Trustees for the exclusive benefit of such Participants in accordance with the terms of the Plan, to be commingled, managed, invested and reinvested with the other assets of the Plan. Upon such transfer, and except as otherwise provided in the Lechmere Plan, the Participant shall look solely to the Plan for any payment or other benefit in respect of the amount so transferred.

     XXII.3    Payment of Benefits. The accrued benefit attributable to any
               -------------------
amounts transferred from the Lechmere Plan, if any, shall be nonforfeitable and shall be paid from the Trust Fund to the Participant or the Participant's Beneficiary or Surviving Spouse at the same time and in the same manner as any payment made in accordance with Articles XI, XII or XIII.


                                      MONTGOMERY WARD & CO., INCORPORATED


                                      By:   /s/ Philip Dobias
                                            ------------------------------------

                                      Its:  VP Comp, Benefits and HR Strategy
                                            ------------------------------------

ATTEST:


By:   /s/ Jill M. Chapman
      ----------------------------------

Its:  Benefits Director
      ----------------------------------

                                  Addendum A
                                  ----------
                      Montgomery Ward & Co., Incorporated
                      -----------------------------------
                           Retirement Security Plan
                           ------------------------

     A-1  Purpose. The purpose of this Addendum A is to provide for
          -------
participation in the Plan by eligible employees of Montgomery Ward (Hong Kong) Limited.

     A-2  Use of Terms. Except where the context of this Addendum A expressly
          ------------
indicates to the contrary, terms used and defined in the Plan shall have the same meanings for purposes of this Addendum A. As used in this Addendum A, the term this "Addendum A", shall include only this Addendum A, and the references to the "Plan" shall include all provisions of the Plan but shall not include this Addendum A.

     A-3  Conflicts Between Plan and This Addendum A. This Addendum A,
          ------------------------------------------
together with the Plan, comprises the Plan with respect to Participants under this Addendum A. In case of any conflict between the provisions of the Plan and this Addendum A, the terms and the provisions of this Addendum A shall govern to the extent necessary to eliminate such conflict.

     A-4  Participants. Nonresident aliens employed by Montgomery Ward (Hong
          ------------
Kong) Limited shall be considered "Employees", "Associates", and "Hong Kong Associates" for purposes of the Plan and this Addendum A. Hong Kong Associates employed by Montgomery Ward (Hong Kong) Limited on October 1, 1995, who have completed one Year of Service by October 1, 1995, participate in the Plan as of October 1, 1995. Each other Hong Kong Associate who both attains age 21 and completes one Year of Service shall become a Participant under the Plan on the first day of the month following the month in which the Hong Kong Associate meets the eligibility requirements.

     A-5  Vesting. If a Hong Kong Associate completes five Years of Service,
          -------
such Hong Kong Associate shall be Vested (have a nonforfeitable right to a Retirement Benefit) in the Hong Kong Associate's Retirement Benefit. Each Hong Kong Associate employed by Montgomery Ward (Hong Kong) Limited on October 31, 1995, who has completed two years of service with Montgomery Ward (Hong Kong) Limited but has not yet completed five Years of Service shall be Vested (have a nonforfeitable right to a Retirement Benefit) in the Retirement Benefit to which the Associate would have been entitled if the Associate terminated employment with Montgomery Ward (Hong Kong) Limited on October 31, 1995.

     A-6  Final Monthly Salary. For purposes of this Addendum A, "Final
          --------------------
Monthly Salary" means annual base salary or pay preceding the date of termination of Service by a Hong Kong Associate, calculated in Hong Kong Dollars, divided by 14.

     A-7  Retirement Benefit. If a Participant who is a Hong Kong Associate
          ------------------
Retires on the Participant's Normal Retirement Date, the amount of the Retirement Benefit shall be the Actuarial Equivalent of a lump sum expressed in Hong Kong Dollars determined by multiplying the participant's Final Monthly Salary by the Participant's years of Service (calculated to the nearest month). Sections 9.1, 9.2, 9.3, 10.1, 10.2 and 10.3 of the Plan do not apply to Participants who are Hong Kong Associates. Except as otherwise provided in
Article IX and Section 11.4 of the Plan, a Participant who is a Hong Kong Associate who Retires on the Participant's Normal Retirement Date shall be eligible for the Retirement Benefit defined in this paragraph A-7 or an Actuarial Equivalent benefit thereto as provided for herein.

     A-8  Optional Methods of Payment. In lieu of the Qualified Joint and
          ---------------------------
Survivor Benefit payable to a married Participant or the single life annuity payable to an unmarried Participant, a Participant who is a Hong Kong Associate may elect, subject to Sections 11.3 and 11.4 of the Plan, to receive the Actuarial Equivalent of the Retirement Benefit to which the Participant is entitled under the Plan in one lump sum payment in Hong Kong Dollars or in installments over five quarterly payments in Hong Kong Dollars. Any such election shall comply with the spousal consent requirements of Section 11.5 of the Plan. Section 11.2 of the Plan does not apply to Participants who are Hong Kong Associates.

     A-9  Termination of Service by a Vested Participant. If the Service of a
          ----------------------------------------------
Participant who is a Hong Kong Associate and who is Vested terminates prior to Retirement, such Participant may elect, subject to the spousal consent requirements of Section 11.5 of the Plan, a Retirement Benefit commencing on the first day of any month within nine months after the Participant's termination of Service and prior to the Participant's Normal Retirement Date or on the Participant's Normal Retirement Date. Section 13.2 of the Plan does not apply to Participants who are Hong Kong Associates.

     A-10 Death Benefits. In lieu of the Pre-Retirement Death Benefit
          --------------
described in Section 12.1, the spouse of a Participant who died while employed as a Hong Kong Associate or within the first nine months after the Participant's termination of Service may elect to receive (i) a lump sum amount equal to the lump sum amount which would have been payable to the Participant if the Participant had terminated Service on the earlier of the date of the Participant's death or the Participant's prior termination of Service or (ii) five quarterly installments equal to the quarterly installment amount which would have been payable to the Participant if the Participant had terminated Service on the earlier of the date of the Participant's death or the Participant's prior termination of Service.

     A-11 Actuarial Equivalent. For purposes of this Addendum, "Actuarial
          --------------------
Equivalent" shall mean the lesser of (i) Actuarial Equivalent as otherwise defined in the Plan and (ii) Actuarial Equivalent computed as otherwise defined in the Plan but using a five percent interest rate.

                                  Addendum B
                                  ----------
                      Montgomery Ward & Co., Incorporated
                      -----------------------------------
                           Retirement Security Plan
                           ------------------------

     B-1  Purpose.  The purpose of this Addendum B is to provide for
          -------
participation in the Plan by eligible employees of Montgomery Ward & Co., Incorporated-Japan Branch

     B-2  Use of Terms. Except where the context of this Addendum B expressly
          ------------
indicates to the contrary, terms used and defined in the Plan shall have the same meanings for purposes of this Addendum B. As used in this Addendum B, the term this "Addendum B" shall include only this Addendum B, and the references to the "Plan" shall include all provisions of the Plan but shall not include this Addendum B.

     B-3  Conflicts Between Plan and This Addendum B. This Addendum B, together
          ------------------------------------------
with the Plan, comprises the Plan with respect to Participants under this Addendum B. In case of any conflict between the provisions of the Plan and this Addendum B, the terms and the provisions of this Addendum B shall govern to the extent necessary to eliminate such conflict.

     B-4  Participants. Nonresident aliens employed by Montgomery Ward & Co.,
          ------------
Incorporated-Japan Branch shall be considered "Employees", "Associates", and "Japan Associates" for purposes of the Plan and this Addendum B. Japan Associates employed by Montgomery Ward & Co., Incorporated-Japan Branch on April 1, 1997, who have completed one Year of Service by April 1, 1997, participate in the Plan as of April 1, 1997. Each other Associate who both attains age 21 and completes one Year of Service shall become a Participant under the Plan on the first day of the month following the month in which such Associate meets the eligibility requirements.

     B-5  Vesting. If a Japan Associate completes two Years of Service, such
          -------
Associate shall be Vested (have a nonforfeitable right to a Retirement Benefit) in such Associate's Retirement Benefit.

     B-6  Final Monthly Salary. For purposes of this Addendum B, "Final Monthly
          --------------------
Salary" means annual base salary or pay preceding the date of termination of Service by a Japan Associate, divided by 15.

     B-7  Retirement Benefit. If a Participant who is a Japan Associate Retires
          ------------------
on the Participant's Normal Retirement Date, the amount of the Retirement Benefit shall be the Actuarial Equivalent of a lump sum expressed in the currency of Japan determined by multiplying the participant's Final Monthly Salary by the Participant's years of Service (calculated to the nearest month). Sections 9.1, 9.2, 9.3, 10.1, 10.2 and 10.3 of the Plan do not apply to Participants who are Japan Associates. Except as otherwise provided in Article IX and Section 11.4 of the Plan, a Participant who is a Japan Associate who Retires on the Participant's Normal Retirement Date shall be eligible for the Retirement Benefit defined in this paragraph B-7 or an Actuarial Equivalent benefit thereto as provided for herein.

     B-8  Optional Methods of Payment. In lieu of the Qualified Joint and
          ---------------------------
Survivor Benefit payable to a married Participant or the single life annuity payable to an unmarried Participant, a Participant who is a Japan Associate may elect, subject to Sections 11.3 and 11.4 of the Plan, to receive the Actuarial Equivalent of the Retirement Benefit to which the Participant is entitled under the Plan in one lump sum payment in the currency of Japan, or in installments over five quarterly payments in the currency of Japan. Any such election shall comply with the spousal consent requirements of Section 11.5 of the Plan.
Section 11.2 of the Plan does not apply to Participants who are Japan
Associates.

     B-9   Termination of Service by a Vested Participant. If the Service of a
           ----------------------------------------------
Participant who is a Japan Associate and who is Vested terminates prior to Retirement, such Participant may elect, subject to the spousal consent requirements of Section 11.5 of the Plan, a Retirement Benefit commencing on the first day of any month within nine months after the Participant's termination of Service and prior to the Participant's Normal Retirement Date or on the Participant's Normal Retirement Date. Section 13.2 of the Plan does not apply to Participants who are Japan Associates.

     B-10  Death Benefits. In lieu of the Pre-Retirement Death Benefit
           --------------
described in Section 12.1, the spouse of a Participant who died while employed as Japan Associate or within the first nine months after the Participant's termination of Service may elect to receive (i) a lump sum amount equal to the lump sum amount which would have been payable to the Participant if the Participant had terminated Service on the earlier of the date of the Participant's death or the Participant's prior termination of Service or (ii) five quarterly installments equal to the quarterly installment amount which would have been payable to the Participant if the Participant had terminated Service on the earlier of the date of the Participant's death or the Participant's prior termination of Service.

     B-11  Actuarial Equivalent. For purposes of this Addendum B, "Actuarial
           --------------------
Equivalent" shall mean the lesser of (i) Actuarial Equivalent as otherwise defined in the Plan and (ii) Actuarial Equivalent computed as otherwise defined in the Plan but using a five percent interest rate.


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